As filed with the Securities and Exchange Commission on April 30, 2013
File Nos. 333-61759, 811-08961

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 24	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 26	☒
(Check appropriate box or boxes)

TIAA-CREF Life Funds
(Exact Name of Registrant as Specified in Charter)

730 Third Avenue
New York, New York 10017-3206
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (800) 842-2733

Insurance Company’s Telephone Number, including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:
Stewart P. Greene, Esquire	Jeffrey S. Puretz, Esquire
TIAA-CREF Life Funds	Dechert LLP
730 Third Avenue	1900 K Street
New York, New York 10017-3206	Washington, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)
☒	On May 1, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

MAY 1, 2013

GROWTH EQUITY FUND

of the TIAA-CREF Life Funds

Ticker: TLGQX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 6

Portfolio Management 7

Purchase and Sale of Fund Shares 7

Tax Information 7

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 7

Additional Information About Investment Strategies and Risks 8

Additional Information About the Fund 8

Additional Information on Principal Investment Risks of the Fund 9

Additional Information About the Fund’s Benchmark Index 11

Additional Information on Principal and Non-Principal Investment Strategies 11

Portfolio Holdings 12

Portfolio Turnover 12

Management of the Fund 13

The Fund’s Investment Adviser 13

Investment Management Fees 14

Portfolio Management 14

Other Services 14

Distribution and Services Arrangements 15

Calculating Share Price 15

Dividends, Distributions and Taxes 17

Important Transaction Information 17

Market Timing/Excessive Trading Policy 18

Note on SEC Exemption 20

Offering, Purchasing and Redeeming Shares 20

Additional Information About Index Providers 20

Glossary 21

Financial Highlights 22

SUMMARY INFORMATION

GROWTH EQUITY FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.74%
Waivers and Expense Reimbursements[1]	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$53
3 Years	$214
5 Years	$390
10 Years	$898

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 155% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund invests primarily in equity securities that Teachers Advisors, Inc. (“Advisors”) believes present the opportunity for growth. Generally, these equity securities will be those of large capitalization companies in new and emerging areas of the economy and companies with distinctive products or promising markets. Advisors looks for companies that it believes have the potential for strong earnings and/or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects. The Fund may invest in large, well-known, established companies, particularly when Advisors believes that the companies offer new or innovative products, services or processes that may enhance their future earnings. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes. The Fund’s benchmark index is the Russell 1000® Growth Index.

The Fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other

4     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

special situations. The Fund may invest up to 20% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks and may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to its benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve the risk that such situations may not materialize or may develop in unexpected ways. Consequently, those stocks can involve more risk than ordinary securities.

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     5

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding 10-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS (%)

Best quarter: 15.99%, for the quarter ended March 31, 2012. Worst quarter: -22.86%, for the quarter ended December 31, 2008.

6     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Ten Years
Growth Equity Fund	4/3/2000	16.99%	$1.65%	$7.22%	$
Russell 1000® Growth Index
(reflects no deductions for fees, expenses or taxes)		15.26%	3.12%	7.52%
Current performance of the Fund’s shares may be higher or lower than that shown above.
After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Manager. The following person manages the Fund on a day-to-day basis:

Name:	Susan Hirsch
Title:	Managing Director
Experience on Fund:	since 2005

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     7

financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

8     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following investment risks:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Style Risk—A fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     9

development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic, or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
 The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

• Special Situation Risk—Stocks of companies involved in reorganizations, mergers and other special situations can involve more risk than ordinary securities. For instance, the prices of securities of these companies can be more volatile than the prices of securities of similar companies, resulting in permanent loss of capital. Transactions may also take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere

10     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Russell 1000® Growth Index

The Russell 1000® Growth Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Growth Index represents those Russell 1000® Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000® Growth Index has higher weightings in those sectors of the market with typically higher relative valuations and higher growth rates, including sectors such as technology and health care. As of December 31, 2012, the market capitalization of companies in the Russell 1000® Growth Index ranged from $418 million to $498.42 billion, with a mean market capitalization of $100.37 billion and a median market capitalization of $6.37 billion. The Russell Investment Group determines the composition of the index based on certain factors and can change its composition at any time.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund also may buy and sell: (1) put and call options, including covered call options, on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     11

ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights.

12     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     13

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Growth Equity Fund	All Assets	0.45%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT

The Fund is managed by a portfolio manager, who is responsible for the day-to-day management of the Fund and who has expertise in the area(s) applicable to the Fund’s investments. Below is information on the Fund’s portfolio manager, along with the manager’s relevant experience. The person managing the Fund may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
GROWTH EQUITY FUND
Susan Hirsch Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to present (portfolio management of domestic large-cap portfolios), Jennison Associates—2000 to 2005 (portfolio management of mid-cap growth and technology sector portfolios)	2005	1975	2005

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio manager, the other accounts she manages, total assets in those accounts and potential conflicts of interest, as well as the portfolio manager’s ownership of shares of the Fund.

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

14     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion)

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     15

occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

16     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     17

provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s

18     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     19

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 1000® Growth Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

20     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     21

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22     Prospectus  ■  TIAA-CREF Life Funds ■  Growth Equity Fund

FINANCIAL HIGHLIGHTS

GROWTH EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$16.26	$16.01	$14.18	$10.55	$18.02
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.12	0.05	0.07	0.11	0.14
Net realized and
unrealized gain (loss)
on total investments	2.64	0.25	1.83	3.63	(7.48)
Total gain (loss) from
investment operations	2.76	0.30	1.90	3.74	(7.34)
Less distributions from:
Net investment income	(0.13)	(0.05)	(0.07)	(0.11)	(0.13)
Total distributions	(0.13)	(0.05)	(0.07)	(0.11)	(0.13)
Net asset value,
end of period	$18.89	$16.26	$16.01	$14.18	$10.55

TOTAL RETURN	16.99%	1.85%	13.42%	35.47%	(40.71)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$42,710	$40,950	$37,552	$36,230	$24,501
Ratio of expenses to
average net assets
before expense
reimbursement	0.74%	0.76%	0.63%	0.26%	0.28%
Ratio of expenses to
average net assets
after expense
reimbursement	0.52%	0.52%	0.43%	0.26%	0.28%
Ratio of net investment
income (loss) to
average net assets	0.69%	0.29%	0.48%	0.98%	0.98%
Portfolio turnover rate	155%	136%	208%	257%	253%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Growth Equity Fund  ■  Prospectus     23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12164 (5/13)

PROSPECTUS

MAY 1, 2013

GROWTH & INCOME FUND

of the TIAA-CREF Life Funds

Ticker: TLGWX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 6

Portfolio Management 7

Purchase and Sale of Fund Shares 7

Tax Information 7

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 7

Additional Information About Investment Strategies and Risks 8

Additional Information About the Fund 8

Additional Information on Principal Investment Risks of the Fund 8

Additional Information About the Fund’s Benchmark Index 10

Additional Information on Principal and Non-Principal Investment Strategies 11

Portfolio Holdings 12

Portfolio Turnover 12

Management of the Fund 12

The Fund’s Investment Adviser 12

Investment Management Fees 13

Portfolio Management 13

Other Services 14

Distribution and Services Arrangements 14

Calculating Share Price 15

Dividends, Distributions and Taxes 16

Important Transaction Information 17

Market Timing/Excessive Trading Policy 17

Note on SEC Exemption 19

Offering, Purchasing and Redeeming Shares 20

Additional Information About Index Providers 20

Glossary 20

Financial Highlights 21

SUMMARY INFORMATION

GROWTH & INCOME FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.24%
Total Annual Fund Operating Expenses	0.69%
Waivers and Expense Reimbursements[1]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$53
3 Years	$204
5 Years	$367
10 Years	$842

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 115% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in income-producing equity securities. The Fund invests primarily in (1) income-producing equity securities or (2) large-cap securities which Teachers Advisors, Inc. (“Advisors”) believes have the potential for capital appreciation and dividend income. By investing in a combination of equity securities that provide opportunity for capital appreciation and dividend income, the Fund seeks to produce total returns that are in line with or above that of its benchmark index, the Standard and Poor’s 500® Index (the “S&P 500® Index”). Advisors seeks to construct a portfolio whose weighted average market capitalization is similar to the S&P 500® Index. The Fund focuses on equity securities of larger, well-established, mature growth companies that Advisors believes to be attractively valued, show the potential to appreciate faster than the rest of the market and return cash to shareholders in the form of dividends or stock buy-backs. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

4     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

Advisors generally looks for companies that are leaders in their respective industries, with sustainable competitive advantages. Advisors also looks for companies with management teams that are dedicated to creating shareholder value. The Fund may invest up to 20% of its assets in foreign issuers when Advisors believes these issuers offer more attractive investment opportunities.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks and may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to its benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     5

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding 10-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS (%)

Best quarter: 16.30%, for the quarter ended September 30, 2009. Worst quarter: -19.95%, for the quarter ended December 31, 2008.

6     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Ten Years
Growth & Income Fund	4/3/2000	16.43%	$2.52%	$8.81%	$
S&P 500® Index
(reflects no deductions for fees, expenses or taxes)		16.00%	1.66%	7.10%
Current performance of the Fund’s shares may be higher or lower than that shown above.
After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Manager. The following person manages the Fund on a day-to-day basis:

Name:	Susan Kempler
Title:	Managing Director
Experience on Fund:	since 2005

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     7

financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following investment risks:

8     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Style Risk—A fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the fund’s portfolio value.

• Risks of Growth Investing—Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For example, the price of a growth stock may experience a larger decline on a forecast of lower earnings, or a negative event or market development, than would a value stock. Because the value of growth companies is often a function of their expected earnings growth, there is a risk that such earnings growth may not occur or cannot be sustained.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic, or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy,

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     9

investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
 The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

S&P 500® Index

The S&P 500® Index is a market capitalization-weighted index of the 500 leading companies in leading industries of the U.S. economy. It is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, technology, financial, and other companies of the U.S. markets. The index focuses on the large-cap segment of the market, with 75% coverage (by market capitalization) of U.S. equities. As of December 31, 2012, the

10     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

market capitalization of companies in the S&P 500® Index ranged from $1.45 billion to $501.42 billion, with a mean market capitalization of $25.48 billion and a median market capitalization of $12.00 billion. Standard & Poor’s determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation, and can change its composition at any time.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund also may buy and sell: (1) put and call options, including covered call options, on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     11

The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company

12     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Growth & Income Fund	All Assets	0.45%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT

The Fund is managed by a portfolio manager, who is responsible for the day-to-day management of the Fund and who has expertise in the area(s) applicable to the Fund’s investments. Below is information on the Fund’s portfolio manager, along with the manager’s relevant experience. The person managing the Fund may change from time to time.

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     13

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
GROWTH & INCOME FUND
Susan Kempler Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2005 to Present (portfolio management of domestic large-cap core portfolios), Citigroup Asset Management—1997 to 2005 (portfolio management of large- and mid-cap core portfolios)	2005	1987	2005

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio manager, the other accounts she manages, total assets in those accounts and potential conflicts of interest, as well as the portfolio manager’s ownership of shares of the Fund.

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional

14     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     15

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

16     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     17

can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may

18     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     19

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt

20     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Life Funds ■ Growth & Income Fund  ■  Prospectus     21

FINANCIAL HIGHLIGHTS

GROWTH & INCOME FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$26.54	$26.07	$23.27	$18.50	$29.06
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.42	0.29	0.30	0.36	0.46
Net realized and
unrealized gain (loss)
on total investments	3.94	0.47	2.82	4.77	(10.58)
Total gain (loss) from
investment operations	4.36	0.76	3.12	5.13	(10.12)
Less distributions from:
Net investment income	(0.53)	(0.29)	(0.32)	(0.36)	(0.44)
Total distributions	(0.53)	(0.29)	(0.32)	(0.36)	(0.44)
Net asset value,
end of period	$30.37	$26.54	$26.07	$23.27	$18.50

TOTAL RETURN	16.43%	2.96%	13.41%	27.76%	(34.80)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$92,409	$76,240	$72,029	$65,719	$53,235
Ratio of expenses to
average net assets
before expense
reimbursement	0.69%	0.70%	0.56%	0.23%	0.23%
Ratio of expenses to
average net assets
after expense
reimbursement	0.52%	0.52%	0.42%	0.23%	0.23%
Ratio of net investment
income (loss) to
average net assets	1.41%	1.09%	1.26%	1.77%	1.87%
Portfolio turnover rate	115%	109%	138%	141%	135%

(a)	Based on average shares outstanding.

22     Prospectus  ■  TIAA-CREF Life Funds ■  Growth & Income Fund

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FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12165 (5/13)

PROSPECTUS

MAY 1, 2013

INTERNATIONAL EQUITY FUND

of the TIAA-CREF Life Funds

Ticker: TLINX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 6

Portfolio Management 7

Purchase and Sale of Fund Shares 7

Tax Information 7

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 7

Additional Information About Investment Strategies and Risks 8

Additional Information About the Fund 8

Additional Information on Principal Investment Risks of the Fund 9

Additional Information About the Fund’s Benchmark Index 10

Additional Information on Principal and Non-Principal Investment Strategies 11

Portfolio Holdings 12

Portfolio Turnover 12

Management of the Fund 12

The Fund’s Investment Adviser 12

Portfolio Management 13

Other Services 14

Distribution and Services Arrangements 14

Calculating Share Price 15

Dividends, Distributions and Taxes 16

Important Transaction Information 17

Market Timing/Excessive Trading Policy 17

Note on SEC Exemption 19

Offering, Purchasing and Redeeming Shares 20

Glossary 20

Financial Highlights 21

SUMMARY INFORMATION

INTERNATIONAL EQUITY FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.30%
Total Annual Fund Operating Expenses	0.80%
Waivers and Expense Reimbursements[1]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.60%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.60% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$61
3 Years	$235
5 Years	$425
10 Years	$971

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 111% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of foreign issuers. The Fund has a policy of maintaining investments of equity securities of foreign issuers in at least three countries other than the United States. Teachers Advisors, Inc. (“Advisors”) selects individual stocks, and lets the Fund’s country and regional asset allocations evolve from their stock selection. However, the Fund’s sector and country exposure is regularly managed against the Fund’s benchmark index, the Morgan Stanley Capital International EAFE® (Europe, Australasia, Far East) Index (the “MSCI EAFE® Index”), in order to control risk. The Fund may invest in emerging markets to varying degrees, depending on the prevalence of stock specific opportunities. The Fund typically invests in companies of all sizes, including smaller, lesser-known companies where Advisors believes it has some unique insights into the company. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

4     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

Advisors typically invests in companies that can demonstrate an ability to generate free cash flow and strong market share. In addition, Advisors looks for companies with performance oriented management that focuses on growth through innovation, sustainable earnings growth and shareholder returns. Advisors will typically invest in these types of companies when Advisors believes that their stock prices do not fully reflect the stock’s potential value, based on current earnings, assets and long-term growth prospects.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to its benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     5

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding 10-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS (%)

Best quarter: 25.83%, for the quarter ended June 30, 2009. Worst quarter: -26.60%, for the quarter ended September 30, 2011.

6     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Ten Years
International Equity Fund	4/3/2000	31.27%	$–4.67%	$8.84%	$
MSCI EAFE® Index
(reflects no deductions for fees, expenses or taxes)		17.32%	–3.69%	8.21%
Current performance of the Fund’s shares may be higher or lower than that shown above.
After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Manager. The following person manages the Fund on a day-to-day basis:

Name:	Chris Semenuk
Title:	Managing Director
Experience on Fund:	since 2000

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     7

financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities of foreign issuers. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

8     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following investment risks:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic, or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     9

foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.

• Emerging Markets Risk—The risk of foreign investment often increases in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, share prices of financial instruments in emerging markets countries may be volatile and difficult to determine. Financial instruments of issuers in these countries may be less liquid than those of issuers in more developed countries. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many emerging markets countries.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

MSCI EAFE® Index

The MSCI EAFE® Index tracks the performance of the leading stocks in 22 MSCI developed countries outside of North America in Europe, Australasia and the Far East. The MSCI EAFE® Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE® Index analyzes each stock in that country’s market based on its market capitalization, trading volume and significant owners. The stocks are sorted by free float adjusted market capitalization, and the largest stocks (meeting liquidity and trading volume requirements) are selected until approximately 85% of the free float adjusted market representation of each country’s market is reached. When combined as the MSCI EAFE® Index, the regional index captures approximately 85% of the free float adjusted market capitalization of 22 developed countries around the world.

The MSCI EAFE® Index is primarily a large-capitalization index, with approximately 83% of its stocks falling in this category. MSCI Barra determines the composition of the index based on a combination of factors including

10     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund also may buy and sell: (1) put and call options, including covered call options, on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     11

fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at

12     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
International Equity Fund	All Assets	0.50%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT

The Fund is managed by a portfolio manager, who is responsible for the day-to-day management of the Fund and who has expertise in the area(s) applicable to the Fund’s investments. Below is information on the Fund’s portfolio manager, along with his relevant experience. The person managing the Fund may change from time to time.

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     13

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

At TIAA	Total	On Team

INTERNATIONAL EQUITY FUND

Chris Semenuk Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1993 to Present (portfolio management of international large-cap core portfolios)	1993	1987	2000

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio manager, the other accounts he manages, total assets in those accounts and potential conflicts of interest, as well as the portfolio manager’s ownership of shares of the Fund.

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

14     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     15

detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

16     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     17

not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being

18     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     19

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

20     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Life Funds ■ International Equity Fund  ■  Prospectus     21

FINANCIAL HIGHLIGHTS

INTERNATIONAL EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$12.85	$17.24	$14.58	$11.43	$24.02
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.32	0.28	0.19	0.22	0.51
Net realized and
unrealized gain (loss)
on total investments	3.70	(4.41)	2.67	3.40	(12.53)
Total gain (loss) from
investment operations	4.02	(4.13)	2.86	3.62	(12.02)
Less distributions from:
Net investment income	(0.27)	(0.26)	(0.20)	(0.47)	(0.01)
Net realized gains	—	—	—	—	(0.56)
Total distributions	(0.27)	(0.26)	(0.20)	(0.47)	(0.57)
Net asset value,
end of period	$16.60	$12.85	$17.24	$14.58	$11.43

TOTAL RETURN	31.27%	(23.88)%	19.63%	31.74%	(50.00)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$77,021	$81,275	$111,732	$94,015	$68,240
Ratio of expenses to
average net assets
before expense
reimbursement	0.80%	0.81%	0.65%	0.30%	0.32%
Ratio of expenses to
average net assets
after expense
reimbursement	0.60%	0.60%	0.50%	0.30%	0.32%
Ratio of net investment
income (loss) to
average net assets	2.21%	1.77%	1.30%	1.78%	2.79%
Portfolio turnover rate	111%	108%	117%	116%	185%

(a)	Based on average shares outstanding.

22     Prospectus  ■  TIAA-CREF Life Funds ■  International Equity Fund

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FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12163 (5/13)

PROSPECTUS

MAY 1, 2013

LARGE-CAP VALUE FUND

of the TIAA-CREF Life Funds

Ticker: TLLVX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 6

Portfolio Management 7

Purchase and Sale of Fund Shares 7

Tax Information 7

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 7

Additional Information About Investment Strategies and Risks 8

Additional Information About the Fund 8

Additional Information on Principal Investment Risks of the Fund 9

Additional Information About the Fund’s Benchmark Index 11

Additional Information on Principal and Non-Principal Investment Strategies 11

Portfolio Holdings 12

Portfolio Turnover 12

Management of the Fund 13

The Fund’s Investment Adviser 13

Investment Management Fees 14

Portfolio Management Team 14

Other Services 14

Distribution and Services Arrangements 15

Calculating Share Price 15

Dividends, Distributions and Taxes 17

Important Transaction Information 17

Market Timing/Excessive Trading Policy 18

Note on SEC Exemption 20

Offering, Purchasing and Redeeming Shares 20

Additional Information About Index Providers 21

Glossary 21

Financial Highlights 22

SUMMARY INFORMATION

LARGE-CAP VALUE FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.45%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	0.70%
Waivers and Expense Reimbursements[1]	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.52%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.52% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$53
3 Years	$206
5 Years	$372
10 Years	$854

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 77% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in large-cap equity securities. The Fund invests primarily in equity securities of large domestic companies, as defined by the Fund’s benchmark index (the Russell 1000® Value Index), that Teachers Advisors, Inc. (“Advisors”) believes appear undervalued by the market based on an evaluation of their potential worth. For purposes of the Fund’s 80% investment policy, “large-cap” securities are securities of issuers with a capitalization equal to or greater than the top 80% of issuers by capitalization within the Russell 1000® Index at the time of purchase. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Advisors uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including analyses of historical valuations of the same security; valuations of comparable securities in the same sector or the overall market; various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and free cash flow generated by the company. Advisors generally focuses on

4     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

companies with normalized earnings and high operating leverage, which may cause the Fund to be more volatile in down markets than other large-cap value funds that have more defensive-oriented investment strategies.

The Fund may invest up to 20% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Style Risk—The risk that use of a particular investing style (such as growth or value investing) may fall out of favor in the marketplace for various periods of time and result in underperformance relative to the broader market sector or significant declines in the value of the Fund’s portfolio investments.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that the issuer’s potential business prospects are not realized, its potential value is never recognized by the market or the securities were appropriately priced when acquired. As a result, value stocks can be overpriced when acquired and may not perform as anticipated.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to its benchmark index or mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     5

investments may also be less liquid and more difficult to value than investments in U.S. issuers.

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding 10-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS (%)

Best quarter: 22.33%, for the quarter ended June 30, 2009. Worst quarter: -23.29%, for the quarter ended December 31, 2008.

6     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Ten Years
Large-Cap Value Fund	10/28/2002	20.14%	$0.82%	$8.00%	$
Russell 1000® Value Index
(reflects no deductions for fees, expenses or taxes)		17.51%	0.59%	7.38%
Current performance of the Fund’s shares may be higher or lower than that shown above.
After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Richard Cutler	Athanasios (Tom) Kolefas, CFA
Title:	Managing Director	Managing Director
Experience on Fund:	since 2002	since 2004

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     7

financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in large-cap equity securities. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

8     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following investment risks:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     9

lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Style Risk—A fund that uses either a growth investing or a value investing style entails the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time, and result in underperformance relative to the broader market sector or significant declines in the fund’s portfolio value.

• Risks of Value Investing—Securities believed to be undervalued are subject to the risks that: (1) the issuer’s potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced when acquired and therefore do not perform as anticipated.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic, or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
 The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, prices of issuers in emerging market countries may be volatile and difficult

10     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Russell 1000® Value Index

The Russell 1000® Value Index is a subset of the Russell 1000® Index, which represents the top 1,000 U.S. equity securities in market capitalization (according to the Russell Investment Group). The Russell 1000® Value Index contains higher weightings of roughly one-third of the Russell 1000® securities with lower relative growth rates and price/book values and lower weightings of the roughly middle third of companies. The Russell 1000® Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2012, the market capitalization of companies in the Russell 1000® Value Index ranged from $313 million to $404.72 billion, with a mean market capitalization of $89.97 billion and a median market capitalization of $5.01 billion. The Russell Investment Group determines the composition of the index based on certain factors and can change the index’s composition at any time.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund also may buy and sell: (1) put and call options, including covered call options, on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     11

those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

The Fund may, on occasion, also invest a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the Fund’s benchmark index. These quantitative techniques, when used, may help Advisors control risk exposures by suggesting security selections that may fill unintended gaps in portfolio construction. Quantitative investment techniques may also be utilized to help the Fund remain fully invested in stocks at all times.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the

12     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     13

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Large-Cap Value Fund	All Assets	0.45%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
LARGE-CAP VALUE FUND
Richard Cutler Managing Director	Stock Selection- Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1997 to Present (portfolio management of domestic large-cap value portfolios)	1997	1991	2002
Athanasios (Tom) Kolefas, CFA Managing Director	Stock Selection	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (portfolio management of domestic mid-cap value portfolios), Jennison Associates—2000 to 2004 (portfolio management of domestic large-cap value portfolios)	2004	1987	2004

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of

14     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     15

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last

16     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     17

contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan

18     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     19

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

20     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 1000® Value Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     21

(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22     Prospectus  ■  TIAA-CREF Life Funds ■  Large-Cap Value Fund

FINANCIAL HIGHLIGHTS

LARGE-CAP VALUE FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$24.92	$26.95	$23.11	$17.87	$31.30
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.55	0.41	0.37	0.42	0.66
Net realized and
unrealized gain (loss)
on total investments	4.47	(2.03)	3.87	5.20	(13.42)
Total gain (loss) from
investment operations	5.02	(1.62)	4.24	5.62	(12.76)
Less distributions from:
Net investment income	(0.55)	(0.41)	(0.40)	(0.38)	(0.43)
Net realized gains	—	—	—	—	(0.24)
Total distributions	(0.55)	(0.41)	(0.40)	(0.38)	(0.67)
Net asset value,
end of period	$29.39	$24.92	$26.95	$23.11	$17.87

TOTAL RETURN	20.14%	(5.95)%	18.36%	31.45%	(40.74)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$71,691	$60,441	$64,277	$54,447	$40,302
Ratio of expenses to
average net assets
before expense
reimbursement	0.70%	0.71%	0.59%	0.25%	0.26%
Ratio of expenses to
average net assets
after expense
reimbursement	0.52%	0.52%	0.43%	0.25%	0.26%
Ratio of net investment
income (loss) to
average net assets	1.99%	1.56%	1.52%	2.12%	2.60%
Portfolio turnover rate	77%	80%	102%	149%	172%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Large-Cap Value Fund  ■  Prospectus     23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12166 (5/13)

PROSPECTUS

MAY 1, 2013

SMALL-CAP EQUITY FUND

of the TIAA-CREF Life Funds

Ticker: TLEQX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 6

Portfolio Management 7

Purchase and Sale of Fund Shares 7

Tax Information 7

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 7

Additional Information About Investment Strategies and Risks 8

Additional Information About the Fund 8

Additional Information on Principal Investment Risks of the Fund 9

Additional Information About the Fund’s Benchmark Index 10

Additional Information on Principal and Non-Principal Investment Strategies 11

Portfolio Holdings 12

Portfolio Turnover 12

Management of the Fund 12

The Fund’s Investment Adviser 12

Investment Management Fees 13

Portfolio Management Team 13

Other Services 14

Distribution and Services Arrangements 15

Calculating Share Price 15

Dividends, Distributions and Taxes 17

Important Transaction Information 17

Market Timing/Excessive Trading Policy 18

Note on SEC Exemption 20

Offering, Purchasing and Redeeming Shares 20

Additional Information About Index Providers 20

Glossary 21

Financial Highlights 22

SUMMARY INFORMATION

SMALL-CAP EQUITY FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.48%
Other Expenses	0.27%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses	0.77%
Waivers and Expense Reimbursements[2]	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%

1

“Acquired Fund Fees and Expenses” are the Fund’s proportionate amount of the expenses of any investment companies or pools in which the Fund invests. These expenses are not paid directly by Fund shareholders. Instead, Fund shareholders bear these expenses indirectly as a result of the Fund’s investments. Because “Acquired Fund Fees and Expenses” are included in the chart above, the Fund’s operating expenses here will not correlate with the expenses included in the Financial Highlights in this Prospectus and the Fund’s annual report.

2	Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     3

Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.55% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$58
3 Years	$226
5 Years	$408
10 Years	$935

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in small-cap equity securities. A small-cap equity security is a security within the capitalization range of the companies included in the Fund’s benchmark index, the Russell 2000® Index, at the time of purchase. The Fund invests primarily in equity securities of smaller domestic companies across a wide range of sectors, growth rates and valuations that appear to have favorable prospects for significant long-term capital appreciation. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund seeks to add incremental return over its stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index. Teachers Advisors, Inc. (“Advisors”) uses proprietary quantitative models

4     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

based on financial and investment theories to evaluate and score a broad universe of stocks in which the Fund invests. These models typically weigh many different variables, including the valuation of the individual stock versus the market or its peers, future earnings and sustainable growth prospects, and the price and volume trends of the stock. The score is used to form the portfolio, along with the following additional inputs: weightings of the stock and its corresponding sector in the benchmark, correlations between the performance of the stocks in the universe, and trading costs. The Fund may purchase foreign securities and securities issued in connection with reorganizations and other special situations.

The overall goal is to build a portfolio of stocks that outperform the Fund’s stated benchmark index, while also managing the relative risk of the Fund versus its benchmark index. The Fund’s strategy is based upon Advisors’ understanding of the interplay of market factors and does not assure successful investment. The markets or the prices of individual securities may be affected by factors not taken into account in Advisors’ analysis.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to its benchmark index or mutual funds with similar investment objectives.

• Quantitative Analysis Risk—The risk that stocks selected using quantitative modeling and analysis could perform differently from the market as a whole.

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     5

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding 10-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS (%)

6     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

Best quarter: 23.74%, for the quarter ended June 30, 2003. Worst quarter: -24.75%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Ten Years
Small-Cap Equity Fund	10/28/2002	14.02%	$3.75%	$9.58%	$
Russell 2000® Index
(reflects no deductions for fees, expenses or taxes)		16.35%	3.56%	9.72%
Current performance of the Fund’s shares may be higher or lower than that shown above.
After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Adam Cao, CFA	Michael S. Shing, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2006	since 2004

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     7

broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in small-cap equity securities. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

8     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following investment risks:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic, or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy,

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     9

investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Quantitative Analysis Risk—The risk that securities selected for funds that are actively managed, in whole or in part, according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
 The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

10     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

Russell 2000®Index

The Russell 2000® Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities (according to the Russell Investment Group). As of December 31, 2012, the market capitalization of companies in the Russell 2000® Index ranged from $27 million to $4.66 billion, with a mean market capitalization of $1.32 billion and a median market capitalization of $513 million. The Russell Investment Group determines the composition of the index based on certain factors and can change its composition at any time.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund also may buy and sell: (1) put and call options, including covered call options, on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     11

swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at

12     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Small-Cap Equity Fund	All Assets	0.48%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     13

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
SMALL-CAP EQUITY FUND
Adam Cao, CFA Director	Quantitative - Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2006 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios); Procinea Management—2005 to 2006 (quantitative market research associate for alternative asset classes); Advisors, TIAA and its affiliates—2004 to 2005 (quantitative equity market research with coverage of domestic and global multi-cap portfolios); Barra—1996 to 2004 (quantitative equity market research and risk modeling)	2004	1996	2006
Michael S. Shing, CFA Managing Director	Quantitative Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (portfolio management of domestic large-cap and small-cap core and value portfolios); Barclays Global Investors—1993 to 2004 (Research Officer responsible for Japanese equity strategy and portfolio management of Japanese equity portfolios)	2004	1990	2004

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

14     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion)

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     15

occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

16     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     17

provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s

18     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     19

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 2000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

20     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     21

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

22     Prospectus  ■  TIAA-CREF Life Funds ■  Small-Cap Equity Fund

FINANCIAL HIGHLIGHTS

SMALL-CAP EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$27.38	$28.76	$22.70	$17.99	$27.17
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.32	0.14	0.19	0.25	0.34
Net realized and
unrealized gain (loss)
on total investments	3.52	(1.36)	6.06	4.74	(9.16)
Total gain (loss) from
investment operations	3.84	(1.22)	6.25	4.99	(8.82)
Less distributions from:
Net investment income	(0.35)	(0.16)	(0.19)	(0.28)	(0.36)
Total distributions	(0.35)	(0.16)	(0.19)	(0.28)	(0.36)
Net asset value,
end of period	$30.87	$27.38	$28.76	$22.70	$17.99

TOTAL RETURN	14.02%	(4.23)%	27.55%	27.75%	(32.42)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$60,081	$55,391	$60,435	$42,921	$34,609
Ratio of expenses to
average net assets
before expense
reimbursement	0.75%	0.76%	0.58%	0.11%	0.11%
Ratio of expenses to
average net assets
after expense
reimbursement	0.55%	0.55%	0.41%	0.11%	0.11%
Ratio of net investment
income (loss) to
average net assets	1.08%	0.48%	0.75%	1.33%	1.45%
Portfolio turnover rate	118%	100%	98%	107%	123%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Small-Cap Equity Fund  ■  Prospectus     23

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12169 (5/13)

PROSPECTUS

MAY 1, 2013

STOCK INDEX FUND

of the TIAA-CREF Life Funds

Ticker: TLSTX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 5

Portfolio Management 6

Purchase and Sale of Fund Shares 7

Tax Information 7

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 7

Additional Information About Investment Strategies and Risks 7

Additional Information About the Fund 7

Additional Information on Principal Investment Risks of the Fund 8

Additional Information About the Fund’s Benchmark Index 10

Additional Information on Principal and Non-Principal Investment Strategies 10

Portfolio Holdings 11

Portfolio Turnover 11

Management of the Fund 12

The Fund’s Investment Adviser 12

Investment Management Fees 13

Portfolio Management Team 13

Other Services 14

Distribution and Services Arrangements 14

Calculating Share Price 14

Dividends, Distributions and Taxes 16

Important Transaction Information 16

Market Timing/Excessive Trading Policy 17

Note on SEC Exemption 19

Offering, Purchasing and Redeeming Shares 19

Additional Information About Index Providers 20

Glossary 20

Financial Highlights 21

SUMMARY INFORMATION

STOCK INDEX FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.06%
Other Expenses	0.19%
Total Annual Fund Operating Expenses	0.25%
Waivers and Expense Reimbursements[1]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.09%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.09% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$9
3 Years	$64
5 Years	$125
10 Years	$302

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of its benchmark index (the Russell 3000® Index). The Fund buys most, but not necessarily all, of the stocks in its benchmark index, and will attempt to closely match the overall investment characteristics of its benchmark index. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund is designed to track various U.S. equity markets as a whole or a segment of these markets. The Fund primarily invests its assets in equity securities selected to track a designated stock market index. Because the return of an index is not reduced by investment and other operating expenses, the Fund’s ability to match its index is negatively affected by the costs of buying and selling securities as well as other expenses. The use of a particular index by the Fund is not a fundamental policy and may be changed without shareholder approval.

4     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Large-Cap Risk—The risk that large-capitalization companies are more mature and may grow more slowly than the economy as a whole and tend to go in and out of favor based on market and economic conditions.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding 10-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     5

December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS (%)

Best quarter: 16.81%, for the quarter ended June 30, 2009. Worst quarter: -22.66%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Ten Years
Stock Index Fund	1/4/1999	16.35%	$2.07%	$7.66%	$
Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		16.42%	2.04%	7.68%
Current performance of the Fund’s shares may be higher or lower than that shown above.
After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc. (“Advisors”).

6     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Philip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     7

described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities of its benchmark index, the Russell 3000® Index. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following investment risks:

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to

8     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although the Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed fund can guarantee that its performance will match or exceed its index for any period of time.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Large-Cap Risk—The risk that, by focusing on securities of larger companies, the Fund may have fewer opportunities to identify securities that the market misprices and that these companies may grow more slowly than the economy as a whole or not at all. Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     9

period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Russell 3000® Index

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2012, the market capitalization of companies in the Russell 3000® Index ranged from $27 million to $498.42 billion, with a mean market capitalization of $87.88 billion and a median market capitalization of $1.02 billion. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund also may buy and sell: (1) put and call options, including covered call options, on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging or cash management purposes, or to seek increased total

10     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights.

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     11

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

12     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Stock Index Fund	All Assets	0.06%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
STOCK INDEX FUND
Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005
Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2004 to present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     13

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of

14     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     15

reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You

16     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     17

contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

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Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     19

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,

20     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Life Funds ■ Stock Index Fund  ■  Prospectus     21

FINANCIAL HIGHLIGHTS

STOCK INDEX FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$27.81	$28.09	$24.46	$19.39	$31.70
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.68	0.53	0.47	0.44	0.58
Net realized and
unrealized gain (loss)
on total investments	3.87	(0.28)	3.63	5.05	(12.34)
Total gain (loss) from
investment operations	4.55	0.25	4.10	5.49	(11.76)
Less distributions from:
Net investment income	(0.68)	(0.53)	(0.47)	(0.42)	(0.51)
Net realized gains	(0.20)	—	—	—	(0.04)
Total distributions	(0.88)	(0.53)	(0.47)	(0.42)	(0.55)
Net asset value,
end of period	$31.48	$27.81	$28.09	$24.46	$19.39

TOTAL RETURN	16.35%	0.95%	16.79%	28.36%	(37.08)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$207,090	$180,256	$177,274	$152,314	$112,938
Ratio of expenses to
average net assets
before expense
reimbursement	0.25%	0.26%	0.21%	0.06%	0.06%
Ratio of expenses to
average net assets
after expense
reimbursement	0.09%	0.09%	0.08%	0.06%	0.06%
Ratio of net investment
income (loss) to
average net assets	2.22%	1.85%	1.86%	2.11%	2.19%
Portfolio turnover rate	6%	6%	7%	7%	7%

(a)	Based on average shares outstanding.

22     Prospectus  ■  TIAA-CREF Life Funds ■  Stock Index Fund

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FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12167 (5/13)

PROSPECTUS

MAY 1, 2013

SOCIAL CHOICE EQUITY FUND

of the TIAA-CREF Life Funds

Ticker: TLCHX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 6

Past Performance 7

Portfolio Management 8

Purchase and Sale of Fund Shares 8

Tax Information 9

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 9

Additional Information About Investment Strategies and Risks 9

Additional Information About the Fund 9

Additional Information on Principal Investment Risks of the Fund 10

Additional Information About the Fund’s Benchmark Index 12

Additional Information on Principal and Non-Principal Investment Strategies 13

Portfolio Holdings 13

Portfolio Turnover 13

Management of the Fund 14

The Fund’s Investment Adviser 14

Investment Management Fees 15

Portfolio Management Team 15

Other Services 16

Distribution and Services Arrangements 16

Calculating Share Price 16

Dividends, Distributions and Taxes 18

Important Transaction Information 19

Market Timing/Excessive Trading Policy 19

Note on SEC Exemption 21

Offering, Purchasing and Redeeming Shares 21

Additional Information About Index Providers 22

Glossary 22

Financial Highlights 24

SUMMARY INFORMATION

SOCIAL CHOICE EQUITY FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.15%
Other Expenses	0.28%
Total Annual Fund Operating Expenses	0.43%
Waivers and Expense Reimbursements[1]	(0.21)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.22%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.22% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$23
3 Years	$117
5 Years	$220
10 Years	$522

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities. The Fund attempts to track the return of the U.S. stock market as represented by its benchmark, the Russell 3000® Index, while investing only in companies whose activities are consistent with the Fund’s social criteria. See “Additional Information About the Fund’s Benchmark Index” below for more information about the Fund’s benchmark.

The social criteria the Fund takes into consideration are non-fundamental investment policies. Such criteria and the universe of investments that the Fund utilizes may be changed without the approval of the Fund’s shareholders. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund’s investments are subject to certain environmental, social and governance (“ESG”) criteria. The research vendor currently providing the ESG performance evaluation is MSCI, Inc. (“MSCI”). All companies must meet or exceed minimum ESG performance standards to be eligible for inclusion in the

4     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

Fund. The evaluation process favors companies with leadership in ESG performance relative to their peers. Typically, environmental assessment categories include climate change, natural resource use, waste management and environmental opportunities. Social evaluation categories include human capital, product safety and social opportunities. Governance assessment categories include corporate governance, business ethics and government and public policy. How well companies adhere to international norms and principles and involvement in major ESG controversies (examples of which may relate to the environment, customers, human rights and community, labor rights and supply chain, and governance) are other considerations.

The ESG evaluation process is conducted on an industry-specific basis and involves the identification of key performance indicators, which are given more relative weight compared to the broader range of potential assessment categories. Concerns in one area do not automatically eliminate an issuer from being an eligible investment for the Fund. When ESG concerns exist, the evaluation process gives careful consideration to how companies address the risks and opportunities they face in the context of their industry and relative to their peers. The social and environmental impact of corporate activities related to the production and sale of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services are quantified and incorporated into a company’s overall ESG performance assessment. While not automatically excluded from the Fund, most companies involved in these industries are ineligible for inclusion in the Fund due to their poor overall ESG performance.

Once a universe of ESG-eligible companies is established, Teachers Advisors, Inc. (“Advisors”) then uses quantitative investment techniques to attempt to closely match, to the extent practicable, the overall risk characteristics of the benchmark index. The Fund holdings will generally consist of a subset of the eligible investment universe. The Fund is not required to invest in all companies that meet the ESG criteria.

The Corporate Governance and Social Responsibility Committee (the “CGSR Committee”) of the Board of Trustees of the Trust (“Board of Trustees”) reviews the ESG criteria used to screen securities held by the Fund and approves the vendor of that service. Advisors seeks to ensure that the Fund’s investments are consistent with its ESG criteria, but Advisors cannot guarantee that this will always be the case for every Fund investment. Consistent with its responsibilities, the CGSR Committee evaluates options for implementing the Fund’s ESG investment criteria and monitors the ESG vendors selected to supply the ESG-eligible universe. Advisors has the right to change the ESG vendor(s) at any time and to add to the number of vendors providing the universe of eligible companies. Investing on the basis of ESG criteria is

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     5

qualitative and subjective by nature, and there can be no assurance that the process utilized by the Fund’s vendor(s) or any judgment exercised by the CGSR Committee or Advisors will reflect the beliefs or values of any particular investor.

The Fund is not restricted from investing in any securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund may also invest in securities issued by other countries or their agencies or instrumentalities as approved by the CGSR Committee. Consistent with its ESG criteria, the Fund may invest up to 15% of its assets in foreign investments.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Social Criteria Risk—The risk that because the Fund’s social criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

6     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to its benchmark index or mutual funds with similar investment objectives.

• Index Risk—The risk that the Fund’s performance will not correspond to its benchmark index for any period of time and may underperform such index or the overall stock market. Additionally, to the extent that the Fund’s investments vary from the composition of its benchmark index, the Fund’s performance could potentially vary from the index’s performance to a greater extent than if the Fund merely attempted to replicate the index.

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding 10-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     7

ANNUAL TOTAL RETURNS (%)

Best quarter: 17.72%, for the quarter ended June 30, 2009. Worst quarter: -23.71%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Ten Years
Social Choice Equity Fund	4/3/2000	14.01%	$2.28%	$7.67%	$
Russell 3000® Index
(reflects no deductions for fees, expenses or taxes)		16.42%	2.04%	7.68%
Current performance of the Fund’s shares may be higher or lower than that shown above.
After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Philip James (Jim) Campagna, CFA	Anne Sapp, CFA
Title:	Director	Managing Director
Experience on Fund:	since 2005	since 2004

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

8     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in equity securities. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     9

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following investment risks:

• Social Criteria Risk—The risk that because the Fund’s social criteria exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use these criteria.

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or

10     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
 The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, small-sized company securities may have to be sold at a

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     11

discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic, or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Index Risk—Index risk is the risk that the performance of the Fund will not correspond to, or may underperform, its benchmark index for any period of time. Although the Fund attempts to use the investment performance of its respective index as a baseline, it may not duplicate the exact composition of that index. In addition, unlike a mutual fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of an indexed fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, no indexed fund can guarantee that its performance will match or exceed its index for any period of time.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Russell 3000® Index

The Russell 3000® Index represents the 3,000 largest publicly traded U.S. companies, based on market capitalization (according to the Russell Investment Group). Russell 3000® companies represent about 98% of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2012 the market capitalization of companies in the Russell 3000® Index ranged from $27 million to $498.42 billion, with a mean market capitalization of $87.88 billion

12     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

and a median market capitalization of $1.02 billion. The Russell Investment Group determines the composition of the index based only on market capitalization and can change its composition at any time.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund also may buy and sell: (1) put and call options, including covered call options, on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the asset types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     13

Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors

14     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Social Choice Equity Fund	All Assets	0.15%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
SOCIAL CHOICE EQUITY FUND
Philip James (Jim) Campagna, CFA Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2005 to present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Capital Management—1997 to 2005 (portfolio manager for a variety of equity index funds)	2005	1991	2005
Anne Sapp, CFA Managing Director	Quantitative Portfolio Management	Advisors, TCIM and other advisory affiliates of TIAA—2004 to present (portfolio management of domestic and international large-, mid- and small-cap equity index portfolios), Mellon Transition Management Services—2001 to 2004 (portfolio manager for a variety of equity index funds)	2004	1987	2004

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     15

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined

16     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     17

exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

18     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     19

permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

20     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     21

charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

ADDITIONAL INFORMATION ABOUT INDEX PROVIDERS

The Russell 3000® Index is a trademark/service mark of the Russell Investment Group. The Russell Investment Group is the owner of the copyrights relating to the Russell Indexes and is the source and owner of the data contained or reflected in the performance values relating to the Russell Indexes. The Fund is not promoted by, nor in any way affiliated with, the Russell Investment Group. The Russell Investment Group is not responsible for and has not reviewed the Fund nor any associated literature or publications and the Russell Investment Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

22     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     23

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

24     Prospectus  ■  TIAA-CREF Life Funds ■  Social Choice Equity Fund

FINANCIAL HIGHLIGHTS

SOCIAL CHOICE EQUITY FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$24.61	$25.07	$21.99	$16.91	$27.12
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.58	0.43	0.43	0.40	0.48
Net realized and
unrealized gain (loss)
on total investments	2.87	(0.45)	3.09	5.09	(10.28)
Total gain (loss) from
investment operations	3.45	(0.02)	3.52	5.49	(9.80)
Less distributions from:
Net investment income	(0.53)	(0.44)	(0.44)	(0.41)	(0.32)
Net realized gains	—	—	—	—	(0.09)
Total distributions	(0.53)	(0.44)	(0.44)	(0.41)	(0.41)
Net asset value,
end of period	$27.53	$24.61	$25.07	$21.99	$16.91

TOTAL RETURN	14.01%	(0.05)%	16.01%	32.51%	(36.09)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$43,692	$37,295	$35,344	$30,929	$23,938
Ratio of expenses to
average net assets
before expense
reimbursement	0.43%	0.49%	0.42%	0.08%	0.07%
Ratio of expenses to
average net assets
after expense
reimbursement	0.22%	0.22%	0.17%	0.08%	0.07%
Ratio of net investment
income (loss) to
average net assets	2.16%	1.71%	1.87%	2.20%	2.06%
Portfolio turnover rate	16%	18%	18%	15%	17%

(a)	Based on average shares outstanding.

TIAA-CREF Life Funds ■ Social Choice Equity Fund  ■  Prospectus     25

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FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12168 (5/13)

PROSPECTUS

MAY 1, 2013

REAL ESTATE SECURITIES FUND

of the TIAA-CREF Life Funds

Ticker: TLRSX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 6

Portfolio Management 7

Purchase and Sale of Fund Shares 7

Tax Information 8

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 8

Additional Information About Investment Strategies and Risks 8

Additional Information About the Fund 8

Additional Information on Principal Investment Risks of the Fund 9

Additional Information About the Fund’s Benchmark Index 12

Additional Information on Principal and Non-Principal Investment Strategies 12

Portfolio Holdings 13

Portfolio Turnover 13

Management of the Fund 14

The Fund’s Investment Adviser 14

Investment Management Fees 15

Portfolio Management Team 15

Other Services 16

Distribution and Services Arrangements 16

Calculating Share Price 16

Dividends, Distributions and Taxes 18

Important Transaction Information 18

Market Timing/Excessive Trading Policy 19

Note on SEC Exemption 21

Offering, Purchasing and Redeeming Shares 21

Glossary 22

Financial Highlights 23

SUMMARY INFORMATION

REAL ESTATE SECURITIES FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.71%
Waivers and Expense Reimbursements[1]	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.57%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.57% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$58
3 Years	$213
5 Years	$381
10 Years	$869

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in the securities of companies that are principally engaged in or related to the real estate industry (“real estate securities”), including those that own significant real estate assets, such as real estate investment trusts (“REITs”). The Fund will invest primarily in equity securities of such companies. The Fund is actively managed using a research-oriented process with a focus on cash flows, asset values and Teachers Advisors, Inc.’s (“Advisors”) belief in management’s ability to increase shareholder value. The Fund does not invest directly in real estate. The Fund concentrates its investments in the real estate industry. From time to time, the Fund may also invest in debt securities of companies principally engaged in or related to the real estate industry. For purposes of the 80% investment policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or

4     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

industrial real estate, or to products or services related to the real estate industry. The Fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Fund also may invest up to 15% of its assets in real estate securities of foreign issuers and up to 20% of its assets in equity (including preferred stock) and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the Fund is the FTSE NAREIT All Equity REITs Index.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Real Estate Investing Risk—As a result of the Fund’s investment objective, the Fund is subject to all of the risks associated with the ownership of real estate. These risks include, among others, declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, decreases in property revenues, increases in prevailing interest rates, property taxes and operating expenses, changes in zoning laws and costs resulting from the cleanup of environmental problems.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to its benchmark index or mutual funds with similar investment objectives.

• Market Risk—The risk that market prices of portfolio investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political or market conditions. Market risk may affect a single issuer, industry or sector of the economy, or it may affect the market as a whole.

• Foreign Investment Risk—Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, currency, market or economic developments and can result in greater price volatility and perform differently from financial instruments of U.S. issuers. This risk may be heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     5

decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments.

• Industry Concentration Risk—Because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to greater risk than those of other funds.

• Mid-Cap Risk—The risk that the stocks of mid-capitalization companies often experience greater price volatility, lower trading volume and less liquidity than the stocks of larger, more established companies.

• Small-Cap Risk—The risk that the stocks of small-capitalization companies often experience greater price volatility than large- or mid-sized companies because small-cap companies are often newer or less established than larger companies and are likely to have more limited resources, products and markets. Securities of small-cap companies are often less liquid than securities of larger companies as a result of there being a smaller market for their securities.

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund during the preceding 10-year period. Below the bar chart are the best and worst returns for a calendar quarter during the same period. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

ANNUAL TOTAL RETURNS (%)

Best quarter: 31.84%, for the quarter ended September 30, 2009. Worst quarter: -37.26%, for the quarter ended December 31, 2008.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Ten Years
Real Estate Securities Fund	10/28/2002	19.79%	$5.31%	$11.25%	$
FTSE NAREIT All Equity REITs Index
(reflects no deductions for fees, expenses or taxes)		19.70%	5.74%	11.78%
Current performance of the Fund’s shares may be higher or lower than that shown above.
After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts.
A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	David Copp	Brendan W. Lee

Title:	Managing Director	Director

Experience on Fund:	since 2005	since 2006

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     7

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in real estate securities. Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

8     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund invests primarily in equity securities. In general, the value of equity securities fluctuates in response to the fortune of individual companies and in response to general market and economic conditions. The value of the Fund may increase or decrease as a result of its investments in equity securities and other instruments. More specifically, the Fund typically is subject to the following investment risks:

• Real Estate Investing Risk—As a result of the Fund’s investment objective, the Fund is subject to all of the risks associated with the ownership of real estate. These risks include, among others: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates and costs resulting from the cleanup of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

  In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for special tax treatment under the Internal Revenue Code of 1986, as

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     9

amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating, meaning that a specific term of existence is provided for in their trust documents. In acquiring the securities of REITs, the Fund runs the risk that it could sell such securities at an inopportune time.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic, or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Market Risk—The risk that the price of equity investments may decline in response to general market and economic conditions or events, including conditions and developments outside of the financial markets such as significant changes in interest and inflation rates and the availability of credit. Accordingly, the value of the equity investments that the Fund holds may decline over short or extended periods of time. Any investment is subject to the risk that the financial markets as a whole may decline in value, thereby depressing the investment’s price. Equity markets, for example, tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and, therefore, trends often vary from country to country and region to region. During periods of unusual volatility or turmoil in the financial markets, the Fund may undergo an extended period of decline.

• Foreign Investment Risk—Foreign investments, which may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulties interpreting it because of foreign regulations and accounting standards; (6) lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and custodial and transaction costs are often higher for foreign investments, and it may be difficult to use foreign laws and courts to enforce financial or legal obligations.
 The risks described above often increase in countries with emerging

10     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their financial markets may be very small, prices of issuers in emerging market countries may be volatile and difficult to determine. In addition, foreign investors such as the Fund are subject to a variety of special restrictions in many such countries.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on fixed-income investments tend to decrease, which could adversely affect the Fund’s income. Conversely, when prevailing interest rates increase, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to decline. Depending on the timing of the purchase of a fixed-income investment and the price paid for it, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-term investments.

• Industry Concentration Risk—Because the Fund concentrates its investments in only one industry and holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to greater risk than those of other funds.

• Mid-Cap Risk—Securities of medium-sized companies may experience greater fluctuations in price than the securities of larger companies. From time to time, medium-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of medium-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of medium-sized companies may be greater than those of more widely traded securities.

• Small-Cap Risk—Securities of small-sized companies may experience greater fluctuations in price than the securities of larger companies. From

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     11

time to time, small-sized company securities may have to be sold at a discount from their current market prices or in small lots over an extended period, since they may be harder to sell than larger-cap securities. In addition, it may be difficult to find buyers for securities of small-sized companies that the Fund wishes to sell when the company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. Such companies may be subject to certain business risks due to their smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The costs of purchasing and selling securities of small-sized companies may be greater than those of more widely traded securities.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

FTSE NAREIT All Equity REITs Index

The FTSE NAREIT All Equity REITs Index is a free float adjusted market capitalization weighted index that includes all eligible tax qualified equity REITs listed in the NYSE, AMEX, and NASDAQ National Market. Eligible equity REITs must meet FTSE’s minimum size and liquidity criteria and hold more than 50% of their total assets in qualifying real estate assets other than mortgages secured by real property.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes. These securities help the Fund maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The Fund also may invest up to 20% of its assets in fixed-income investments.

The Fund also may buy and sell: (1) put and call options, including covered call options, on securities of the types in which it may invest and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which it may invest, and (3) put and call options on such futures contracts. The Fund may use such options and futures contracts for hedging or cash management purposes, or to seek increased total return. Futures contracts permit the Fund to gain or reduce exposure to groups

12     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments.

Where appropriate futures contracts are not available, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value.

In seeking to manage currency exposure, the Fund also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The Fund can invest in other derivatives and similar financial instruments, such as equity swaps (including contracts for difference, an arrangement where the return is linked to the price movement of an underlying security, and other arrangements where the return is linked to a stock market index), options on swaps, and equity-linked fixed-income securities, so long as these derivatives and other financial instruments are consistent with the Fund’s investment objective, restrictions and policies and current regulations.

The Fund may also make certain other investments. For example, the Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     13

turnover rate during recent fiscal periods is provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

14     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Real Estate Securities Fund	All Assets	0.50%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of managers whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area(s) applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
REAL ESTATE SECURITIES FUND

David Copp Managing Director	Stock Selection-REITs; Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (portfolio management of domestic REIT portfolios), RBC Capital Markets—2002 to 2005 (senior research analyst covering REITS)	2005	1996	2005
Brendan W. Lee Director	Stock Selection-REITs	Advisors, TCIM and other advisory affiliates of TIAA—2004 to Present (portfolio management of domestic REIT portfolios), Cliffwood Partners—1998 to 2006 (senior research analyst supporting REIT hedge fund and long-only strategies)	2006	1998	2006

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     15

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of

16     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion) occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     17

reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You

18     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     19

contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

20     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     21

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

22     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Life Funds ■ Real Estate Securities Fund  ■  Prospectus     23

FINANCIAL HIGHLIGHTS

REAL ESTATE SECURITIES FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$24.94	$23.67	$18.43	$15.24	$26.50
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.45	0.38	0.35	0.49	0.70
Net realized and
unrealized gain (loss)
on total investments	4.48	1.20	5.37	3.32	(10.87)
Total gain (loss) from
investment operations	4.93	1.58	5.72	3.81	(10.17)
Less distributions from:
Net investment income	(0.52)	(0.31)	(0.48)	(0.62)	(1.09)
Total distributions	(0.52)	(0.31)	(0.48)	(0.62)	(1.09)
Net asset value,
end of period	$29.35	$24.94	$23.67	$18.43	$15.24

TOTAL RETURN	19.79%	6.73%	31.16%	25.11%	(38.27)%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$96,421	$79,535	$73,759	$53,565	$43,646
Ratio of expenses to
average net assets
before expense
reimbursement	0.71%	0.71%	0.60%	0.25%	0.26%
Ratio of expenses to
average net assets
after expense
reimbursement	0.57%	0.57%	0.48%	0.25%	0.26%
Ratio of net investment
income (loss) to
average net assets	1.59%	1.53%	1.63%	3.37%	2.94%
Portfolio turnover rate	65%	58%	66%	65%	97%

(a)	Based on average shares outstanding.

24     Prospectus  ■  TIAA-CREF Life Funds ■  Real Estate Securities Fund

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FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12170 (5/13)

PROSPECTUS

MAY 1, 2013

BOND FUND

of the TIAA-CREF Life Funds

Ticker: TLBDX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Portfolio Turnover 4

Principal Investment Strategies 4

Principal Investment Risks 6

Past Performance 7

Portfolio Management 8

Purchase and Sale of Fund Shares 9

Tax Information 9

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 9

Additional Information About Investment Strategies and Risks 9

Additional Information About the Fund 9

Additional Information on Principal Investment Risks of the Fund 10

Additional Information About the Fund’s Benchmark Index 14

Additional Information on Principal and Non-Principal Investment Strategies 14

Portfolio Holdings 15

Portfolio Turnover 15

Management of the Fund 15

The Fund’s Investment Adviser 15

Investment Management Fees 16

Portfolio Management Team 17

Other Services 17

Distribution and Services Arrangements 18

Calculating Share Price 18

Dividends, Distributions and Taxes 20

Important Transaction Information 20

Market Timing/Excessive Trading Policy 21

Note on SEC Exemption 23

Offering, Purchasing and Redeeming Shares 23

Glossary 23

Financial Highlights 25

SUMMARY INFORMATION

BOND FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Other Expenses	0.23%
Total Annual Fund Operating Expenses	0.53%
Waivers and Expense Reimbursements[1]	(0.18)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.35%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.35% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$36
3 Years	$152
5 Years	$278
10 Years	$648

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended December 31, 2012 the Fund’s portfolio turnover rate was 174% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. For these purposes, bonds include fixed-income securities of all types. The Fund primarily invests in a broad range of investment-grade bonds and fixed-income securities, including, but not limited to, U.S. Government securities, corporate bonds and mortgage-backed and other asset-backed securities. The Fund may also invest in other fixed-income securities, including those of non-investment grade quality. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the Fund’s investment adviser, Teachers Advisors, Inc. (“Advisors”), performs its own credit analysis, paying particular attention to economic trends and other market events. Individual securities or sectors are then overweighted or underweighted relative to the Fund’s benchmark index, the Barclays U.S. Aggregate Bond Index, when Advisors believes that the Fund can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. For purposes of the 80% investment

4     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

policy, the term “assets” means net assets, plus the amount of any borrowings for investment purposes.

Although the Fund may invest in fixed-income securities of any maturity, the duration of the Fund’s portfolio typically ranges within 15% of the duration of its benchmark index. As of February 28, 2013, the duration of the index was 5.22 years.

The Fund’s investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations (“CMOs”). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is “passed through” to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest on the CMO.

The Fund may use an investment strategy called “mortgage rolls” (also referred to as “dollar rolls”), in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the ability of Advisors to predict correctly mortgage prepayments and interest rates.

The Fund may also engage in relative value trading, a strategy in which the Fund reallocates assets across different sectors and maturities. Relative value trading is designed to enhance the Fund’s returns but increases the Fund’s portfolio turnover rate.

The Fund may purchase and sell futures, options, swaps and other fixed-income derivative instruments to carry out the Fund’s investment strategies. The Fund may also invest in foreign securities, including emerging markets fixed-income securities and non-dollar denominated instruments. Under most circumstances, the Fund’s investments in fixed-income securities of foreign issuers constitute less than 20% of the Fund’s assets.

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     5

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates and resulting in a decline in income.

• Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates and resulting in less income than potentially available.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments declines in certain interest rate environments.

• Credit Risk (a type of Issuer Risk)—The risk that the issuer of bonds may not be able or willing to meet interest or principal payments when the bonds become due.

• Call Risk—The risk that, during periods of falling interest rates, an issuer may call (or repay) a fixed-income security prior to maturity, resulting in a decline in the Fund’s income.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, currency, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

• Active Management Risk—The risk that Advisors’ strategy, investment selection or trading execution may cause the Fund to underperform relative to its benchmark index or mutual funds with similar investment objectives.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it

6     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Mortgage Roll Risk—The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the Fund’s performance.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for their fair market value.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. The Fund may use futures and options, and the Fund may also use more complex derivatives such as swaps that might present liquidity, credit and counterparty risk. When investing in derivatives, the Fund may lose more than the principal amount invested.

Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s benchmark index. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     7

indication of how it will perform in the future. The benchmark index listed below is unmanaged, and you cannot invest directly in the benchmark index. The returns for the benchmark index reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

ANNUAL TOTAL RETURNS (%)

Best quarter: 4.39%, for the quarter ended September 30, 2009. Worst quarter: -2.08%, for the quarter ended June 30, 2004.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Since Inception
Bond Fund	7/8/2003	6.91%	$5.55%	$4.79%
Barclays U.S. Aggregate Bond Index
(reflects no deductions for fees, expenses or taxes)		4.21%	5.95%	5.11%
Current performance of the Fund’s shares may be higher or lower than that shown above.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts. For the Fund’s most current 30-day yield, please call the Fund at 800 842-2252.

A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc.

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Joseph Higgins, CFA	John M. Cerra	Steven Raab, CFA
Title:	Managing Director	Managing Director	Managing Director
Experience on Fund:	since 2011	since 2003	since 2011

8     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

As noted in the “Principal Investment Strategies” section of this Prospectus, the Fund has a policy of normally investing at least 80% of its assets (net assets, plus the amount of any borrowings for investment purposes) in bonds.

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     9

Shareholders will receive at least 60 days’ prior notice before changes are made to the 80% policy.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash and money market instruments, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The value of the Fund may increase or decrease as a result of its investments in fixed-income securities. More specifically, the Fund typically is subject to the following principal investment risks:

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on fixed-income investments tend to decrease, which could adversely affect the Fund’s income. Conversely, when prevailing interest rates increase, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to decline. Depending on the timing of the purchase of a fixed-income investment and the price paid for it, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-term investments.

• Prepayment Risk—The risk that during periods of falling interest rates, borrowers may pay off their mortgage loans sooner than expected, forcing the Fund to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in income. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example,

10     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can shorten depending on homeowner prepayment activity. A rise in the prepayment rate and the resulting decline in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

• Extension Risk—The risk that during periods of rising interest rates, borrowers may pay off their mortgage loans later than expected, preventing the Fund from reinvesting principal proceeds at higher interest rates, resulting in less income than potentially available. These risks are normally present in mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can lengthen depending on homeowner prepayment activity. A decline in the prepayment rate and the resulting increase in duration of fixed-income securities held by the Fund can result in losses to investors in the Fund.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

• Credit Risk (a type of Issuer Risk)—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning. Credit risk is also heightened in the case of investments in lower-rated, high-yield fixed-income securities because their issuers are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade securities, issuers of lower-rated, high-yield fixed-income investments are more likely to encounter financial difficulties and to be materially affected by such difficulties. High-yield securities may also be relatively more illiquid, therefore, they may be more difficult to purchase or sell than more highly rated securities.

• Call Risk—The risk that an issuer will redeem a fixed-income investment prior to maturity. This often happens when prevailing interest rates are

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     11

lower than the rate specified for the fixed-income investment. If a fixed-income investment is called early, the Fund may not be able to benefit fully from the increase in value that other fixed-income investments experience when interest rates decline. Additionally, the Fund would likely have to reinvest the payoff proceeds at current yields, which are likely to be lower than the fixed-income investment in which the Fund originally invested, resulting in a decline in income.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, or securities or contracts payable or denominated in non-U.S. currencies, can involve special risks that arise from one or more of the following events or circumstances: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible seizure, expropriation or nationalization of assets; (4) more limited foreign financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (5) the impact of political, social or diplomatic events; (6) the difficulty of evaluating some foreign economic trends; and (7) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be difficult to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

 The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If a deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments.

• Active Management Risk—The risk that the performance of the Fund, which is actively managed, reflects in part the ability of Advisors to make active investment, strategic, or trading decisions that are suited to achieving the Fund’s investment objective. As a result of strategy, investment selection or trading execution, the Fund could underperform its benchmark or other mutual funds with similar investment objectives.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which the Fund invests may

12     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such investments. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

• Mortgage Roll Risk— The risk that Advisors will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the Fund compared with what such performance would have been without the use of the strategy.

• Downgrade Risk—The risk that securities are subsequently downgraded should Advisors and/or rating agencies believe the issuer’s business outlook or creditworthiness has deteriorated. If this occurs, the values of these investments may decline, or it may affect the issuer’s ability to raise additional capital for operational or financial purposes and increase the chance of default, as a downgrade may be seen in the financial markets as a signal of an issuer’s deteriorating financial position.

• Non-Investment-Grade Securities Risk—Issuers of non-investment-grade securities, which are usually called “high-yield” or “junk bonds,” are typically in weaker financial health and such securities can be harder to value and sell and their prices can be more volatile than more highly rated securities. While these securities generally have higher rates of interest, they also involve greater risk of default than do securities of a higher-quality rating.

• Illiquid Investments Risk—The risk that illiquid investments may be difficult to sell for their fair market value.

• Derivatives Risk—The risks associated with investing in derivatives may be different and greater than the risks associated with directly investing in the underlying securities and other instruments. Derivatives such as swaps are subject to risks such as liquidity risk, interest rate risk, market risk, and credit risk. These derivatives involve the risk of mispricing or improper valuation and the risk that the prices of certain options, futures, swaps and other types of derivative instruments, and their prices, may not correlate perfectly with the prices or performance of the underlying security, currency, rate, index or other asset. Certain derivatives present the risk of default by the other party to the contract, and some derivatives are, or may suddenly become, illiquid. Some of these risks exist for futures and options which may trade on established markets. Unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into derivatives transactions. The potential for loss as a result of investing in derivatives, and the speed at which such losses can be realized, are greater than investing directly in the underlying security or other instrument. Derivative

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     13

investments can create leverage by magnifying investment losses or gains, and the Fund could lose more than the amount invested.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and its investments that are discussed elsewhere in the Fund’s Prospectus and in the Fund’s SAI. There can be no assurances that the Fund will achieve its investment objective. You should not consider the Fund to be a complete investment program.

ADDITIONAL INFORMATION ABOUT THE FUND’S BENCHMARK INDEX

The benchmark index described below is unmanaged, and you cannot invest directly in the index.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and corporate securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities. This index contains approximately 8,148 issues. The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. To be selected for inclusion in the Barclays U.S. Aggregate Bond Index, the securities must be dollar denominated, have a minimum maturity of one year and a minimum par amount outstanding of $250 million, and the securities must be rated investment-grade or higher by at least two of the following ratings agencies: Moody’s, S&P and Fitch.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund may invest in interest-only and principal-only mortgage-backed securities. These instruments have unique characteristics and are more sensitive to prepayment risk and extension risk than traditional mortgage-backed securities. The Fund may also buy and sell put and call options, futures contracts, and options on futures. The Fund intends to use options and futures primarily as a hedging technique or for cash management as well as for risk management and to increase total return. Futures contracts permit the Fund to seek to gain or reduce exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. In seeking to manage currency risk, the Fund also may enter into forward currency contracts, buy or sell options and futures on foreign currencies, and enter into foreign currency swap contracts.

Where appropriate futures contracts do not exist, or if Advisors deems advisable for other reasons, the Fund may invest in investment company securities, such as exchange-traded funds (“ETFs”). The Fund may also use ETFs for cash management purposes and other purposes, including to gain exposure to certain sectors or securities that are represented by ownership in

14     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

ETFs. When the Fund invests in ETFs or other investment companies, the Fund bears a proportionate share of expenses charged by the investment company in which it invests. An ETF may trade at a premium or discount to its net asset value (“NAV”).

The Fund can buy and sell swaps and options on swaps, so long as these are consistent with the Fund’s investment objective and restrictions. For example, the Fund can invest in derivatives and other similar financial instruments such as credit default swaps (a derivative in which the buyer of the swap makes a series of payments to the seller and, in exchange, receives a payment if the underlying credit instrument (e.g., a bond) goes into default) and interest rate swaps (a derivative in which one party exchanges a stream of interest payments for another party’s stream of cash flows).

The Fund may also make certain other investments. For example, the Fund may invest in short-term debt securities of the same type as those held by money market funds and other kinds of short-term instruments for cash management and other purposes.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

PORTFOLIO TURNOVER

If the Fund engages in active and frequent trading of portfolio securities, it will have a correspondingly higher “portfolio turnover rate.” A high portfolio turnover rate generally will result in greater brokerage commission expenses or other transaction costs borne by the Fund and, ultimately, by shareholders. The Fund is not subject to a specific limitation on portfolio turnover, and securities of the Fund may be sold at any time such sale is deemed advisable for investment or operational reasons. Also, certain trading strategies utilized by the Fund may increase portfolio turnover. The portfolio turnover rate of the Fund is listed above in the “Summary Information” section and the portfolio turnover rate during recent fiscal periods is provided in the Financial Highlights.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     15

Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds. Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Bond Fund	All Assets	0.30%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

16     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of managers, whose members are responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
BOND FUND
Joseph Higgins, CFA Managing Director	Lead Portfolio Manager and Asset Allocation	Advisors, TCIM and other advisory affiliates of TIAA—1995 to Present (fixed-income portfolio management)	1995	1995	2011
John M. Cerra Managing Director	Portfolio Manager, Government Sector	Advisors, TCIM and other advisory affiliates of TIAA—1985 to present (fixed-income portfolio management)	1985	1985	2003

Steven Raab, CFA Managing Director	Portfolio Manager, Investment Selection-Agency Mortgage-Backed Securities Sector	Advisors, TCIM and other advisory affiliates of TIAA—1991 to Present (fixed-income portfolio management)	1991	1991	2011

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     17

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time or at such earlier time that regular trading on the NYSE closes prior to 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed. NAV per share is determined by dividing the value of the Fund’s assets, less all liabilities, by the total number of shares outstanding.

If the Fund invests in foreign securities that are primarily listed on foreign exchanges that trade on days when the Fund does not price its shares, the value of the foreign securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or redeem Fund shares. The value of the Fund’s investments denominated in foreign currencies is converted to U.S. dollars for purposes of determining the Fund’s NAV.

The Fund generally uses market quotations or values obtained from independent pricing services to value securities and other instruments held by the Fund. However, fixed-income securities held by the Fund with remaining maturities of 60 days or less generally are valued using their amortized cost. If market quotations or values from independent pricing services are not readily available or are not considered reliable, the Fund will use a security’s “fair value,” as determined in good faith using procedures approved by the Board of Trustees. The Fund may also use fair value if events that have a significant effect on the value of an investment (as determined in Advisors’ sole discretion)

18     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

occur between the time when its price is determined and the time the Fund’s NAV is calculated. For example, the Fund might use a domestic security’s fair value when the exchange on which the security is principally traded closes early or when trading in the security is halted and does not resume before the Fund’s NAV is calculated. The use of fair value pricing can involve reliance on quantitative models or individual judgment, and may result in changes to the prices of portfolio securities that are used to calculate the Fund’s NAV. Although the Fund fair values portfolio securities on a security-by-security basis, funds that hold foreign portfolio securities may see their portfolio securities fair valued more frequently than other funds that do not hold foreign securities.

Fair value pricing most commonly occurs with securities that are primarily traded outside the United States. This may have the effect of decreasing the ability of market timers to engage in “stale price arbitrage,” which takes advantage of the perceived difference in price from a foreign market closing price.

While using a fair value price for foreign securities decreases the ability of market timers to make money by exchanging into or out of the Fund to the detriment of longer-term shareholders, it may reduce some of the certainty in pricing obtained by using actual market close prices.

The Fund’s fair value pricing procedures provide, among other things, for the Fund to examine whether to fair value foreign securities when there is a movement in the value of a U.S. market index between the close of one or more foreign markets and the close of the NYSE. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign investments in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded. The Fund also examines the prices of individual securities to determine, among other things, whether the price of such securities reflects fair value at the close of the NYSE based on market movements. In addition, the Fund may fair value domestic securities when it is believed the last market quotation is not readily available or such quotation does not represent the fair value of that security.

Money market instruments with maturities of more than 60 days are valued using market quotations, independent pricing sources or values derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     19

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

The Fund will normally distribute dividends and capital gains annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to

20     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

MARKET TIMING/EXCESSIVE TRADING POLICY—
APPLICABLE TO ALL INVESTORS

There are contractowners who may try to profit from making transactions back and forth among the accounts invested in the Fund and other funds in an effort to “time” the market. As money is shifted in and out of the Fund, the Fund may incur transaction costs, including, among other things, expenses for buying and selling securities. These costs are borne by all contractowners, including long-term investors who do not generate these costs. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. Consequently, the Fund is not appropriate for such market timing and you should not invest in the Fund if you want to engage in market timing activity.

The Board of Trustees has adopted policies and procedures to discourage this market timing activity. Under these policies and procedures, if, within a 60-calendar day period, a contractowner redeems or exchanges any monies out of an investment account that holds shares of the Fund, subsequently purchases or exchanges any monies back into that same investment account holding shares of the Fund and then redeems or exchanges any monies out of that same investment account holding shares of the Fund, the contractowner will not be permitted to transfer back into that same investment account holding shares of the Fund through a purchase or exchange for 90 calendar days.

These market timing policies and procedures will not be applied to certain types of transactions like reinvestments of dividends and capital gains distributions, systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a separate account, retirement plan or employee benefit plan, such as contributions, mandatory distributions, loans and separate account or plan sponsor-initiated transactions, and other types of transactions specified by the Fund. The Fund may also waive the market timing policies and procedures when it is believed that such waiver is in the Fund’s best interests, including but not limited to when it is determined that enforcement of these policies and procedures is not necessary to protect the Fund from the effects of short-term trading.

The Fund also reserves the right to reject any purchase or exchange request, including when it is believed that a request would be disruptive to the Fund’s

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     21

efficient portfolio management. The Fund also may suspend or terminate your ability to transact by telephone, fax or Internet for any reason, including the prevention of market timing. A purchase or exchange request could be rejected or electronic trading privileges could be suspended because of the timing or amount of the investment or because of a history of excessive trading by the contractowner. Because the Fund has discretion in applying this policy, it is possible that similar transaction activity could be handled differently because of the surrounding circumstances.

The Fund’s portfolio securities are fair valued, as necessary (most frequently with respect to international holdings), to help ensure that a portfolio security’s true value is reflected in the Fund’s NAV, thereby minimizing any potential stale price arbitrage.

The Fund seeks to apply its market timing policies and procedures uniformly to all contractowners, and not to make exceptions with respect to these policies and procedures (beyond the exemptions noted above). The Fund makes reasonable efforts to apply these policies and procedures to contractowners who own shares through separate accounts or intermediaries. These efforts may include requesting transaction data from separate accounts or other intermediaries from time to time to verify whether the Fund’s policies are being followed and/or to instruct separate accounts or other intermediaries to take action against contractowners who have violated the Fund’s market timing policies. At times, the Fund may agree to defer to an insurance company’s or other intermediary’s market timing policy if the Fund’s management believes that the insurance company’s or other intermediary’s policy provides comparable protection of Fund contractowners’ interests. The Fund has the right to modify its market timing policies and procedures at any time without advance notice.

The Fund is not appropriate for market timing. Separate accounts that want to facilitate the market timing activities of their contractowners should not invest in the Fund.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite efforts to discourage market timing, there is no guarantee that the Fund or its agents will be able to identify such contractowners or curtail their trading practices.

Please note that you may be subject to additional market timing or excessive trading policies implemented by the separate account through which you hold Fund shares. Please contact your separate account for more details.

If you invest in the Fund through an intermediary, including through a retirement or employee benefit plan, you may be subject to additional market timing or excessive trading policies implemented by the intermediary or plan. Please contact your intermediary or plan sponsor for more details.

22     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     23

years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities, asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

24     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

TIAA-CREF Life Funds ■ Bond Fund  ■  Prospectus     25

FINANCIAL HIGHLIGHTS

BOND FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$25.60	$24.88	$24.13	$23.38	$24.55
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.77	0.87	0.93	1.06	1.29
Net realized and
unrealized gain (loss)
on total investments	1.00	0.70	0.73	0.68	(1.19)
Total gain (loss) from
investment operations	1.77	1.57	1.66	1.74	0.10
Less distributions from:
Net investment income	(0.74)	(0.85)	(0.91)	(0.99)	(1.27)
Net realized gains	(0.48)	—	—	—	—
Total distributions	(1.22)	(0.85)	(0.91)	(0.99)	(1.27)
Net asset value,
end of period	$26.15	$25.60	$24.88	$24.13	$23.38

TOTAL RETURN	6.91%	6.31%	6.91%	7.40%	0.39%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$184,563	$158,136	$137,000	$115,865	$91,953
Ratio of expenses to
average net assets
before expense
reimbursement	0.53%	0.53%	0.41%	0.10%	0.10%
Ratio of expenses to
average net assets
after expense
reimbursement	0.35%	0.35%	0.27%	0.10%	0.10%
Ratio of net investment
income (loss) to
average net assets	2.92%	3.41%	3.66%	4.41%	5.27%
Portfolio turnover rate	174%	92%	67%	147%	92%

(a)	Based on average shares outstanding.

26     Prospectus  ■  TIAA-CREF Life Funds ■  Bond Fund

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FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12171 (5/13)

PROSPECTUS

MAY 1, 2013

MONEY MARKET FUND

of the TIAA-CREF Life Funds

Ticker: TLMXX

This prospectus (“Prospectus”) contains important information about the shares offered by the fund listed above (the “Fund”), one of the ten investment portfolios of the TIAA-CREF Life Funds (the “Trust”). The Fund is available through the purchase of variable annuity contracts or variable life insurance policies (collectively, “contracts”) issued by TIAA-CREF Life Insurance Company (“TIAA-CREF Life”). Shares of the Fund may also be offered in the future in connection with variable insurance products issued by other insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified retirement plans. Please read this Prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

The Fund may not be available to you under your variable insurance contract. Check your contract and any endorsements for the availability of the Fund.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investor can lose money in the Fund and the Fund could perform more poorly than other investments.

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information 3

Investment Objective 3

Fees and Expenses 3

Shareholder Fees 3

Annual Fund Operating Expenses 3

Example 4

Principal Investment Strategies 4

Principal Investment Risks 5

Past Performance 6

Portfolio Management 7

Purchase and Sale of Fund Shares 8

Tax Information 8

Payments to Insurance Companies and Broker-Dealers and Other Financial Intermediary Compensation 8

Additional Information About Investment Strategies and Risks 8

Additional Information About the Fund 8

Additional Information on Principal Investment Risks of the Fund 9

Additional Information on Principal and Non-Principal Investment Strategies 11

Portfolio Holdings 11

Management of the Fund 11

The Fund’s Investment Adviser 11

Investment Management Fees 12

Portfolio Management Team 12

Other Services 13

Distribution and Services Arrangements 13

Calculating Share Price 14

Dividends, Distributions and Taxes 14 Important Transaction Information 15 Note on SEC Exemption 15 Offering, Purchasing and Redeeming Shares 16 Glossary 16 Financial Highlights 18

SUMMARY INFORMATION

MONEY MARKET FUND

of the TIAA-CREF Life Funds

INVESTMENT OBJECTIVE

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity contracts or variable life insurance policies using the Fund as an underlying investment option.

SHAREHOLDER FEES (deducted directly from gross amount of transaction)

Maximum Sales Charge Imposed on Purchases (percentage of offering price)	0%
Maximum Deferred Sales Charge	0%
Maximum Sales Charge Imposed on Reinvested Dividends and Other Distributions	0%
Redemption Fee	0%
Exchange Fee	0%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.10%
Other Expenses	0.29%
Total Annual Fund Operating Expenses	0.39%
Waivers and Expense Reimbursements[1]	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.15%

1

Under the Fund’s expense reimbursement arrangements, the Fund’s investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the Fund for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.15% of average daily net assets for shares of the Fund. These expense reimbursement arrangements will continue through at least April 30, 2014, unless changed with approval of the Board of Trustees.

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     3

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses, before expense reimbursements, remain the same. The example assumes that the Fund’s expense reimbursement agreement will remain in place through April 30, 2014, but that there will be no waiver or expense reimbursement agreement in effect thereafter. The example does not reflect the fees and expenses of any variable annuity contract or variable life insurance policy and the costs in the example would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$15
3 Years	$101
5 Years	$195
10 Years	$469

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in high-quality, short-term money market instruments. Generally, the Fund seeks to maintain a share value of $1.00 per share. The Fund’s investments will be made in accordance with the applicable rules governing the quality, maturity and diversification of securities and other instruments held by money market funds.

The Fund invests in debt obligations with a remaining maturity of 397 days or less, such as:

(1) Commercial paper (short-term “IOUs” issued by corporations and others) or variable-rate, floating-rate or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers’ acceptances and other short-term debt;

(3) Securities issued by, or whose principal and interest are guaranteed by, the U.S. Government or one of its agencies or instrumentalities;

(4) Other debt obligations issued by domestic or foreign companies;

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper or bankers’ acceptances;

(6) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities; and/or

4     Prospectus  ■  TIAA-CREF Life Funds ■  Money Market Fund

(7) Obligations of international organizations (and related government agencies) designated or supported by U.S. or foreign government agencies to promote economic development or international banking.

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life to maturity of 120 days or less. The Fund limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The Fund will only purchase money market instruments that at the time of purchase are “First Tier Securities,” that is, instruments rated within the highest short-term rating category by at least two nationally recognized statistical rating organizations (“NRSROs”), or rated within the highest short-term rating category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality or “Government Securities” as such term is defined by the applicable rules governing money market funds. The Fund can also invest up to 30% of its assets in money market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the Fund may make other investments consistent with its investment objective and policies.

PRINCIPAL INVESTMENT RISKS

You could lose money over short or long periods by investing in this Fund. An investment in the Fund, due to the nature of the Fund’s portfolio holdings, typically is subject to the following principal investment risks:

• Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates. In a low interest rate environment, the Fund may not be able to achieve a positive or zero yield or maintain a stable net asset value of $1.00 per share.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—The risk that volatile or dramatic reductions in trading activity make it difficult for the Fund to properly value its investments and that the Fund may not be able to purchase or sell an investment at an attractive price, if at all.

• Issuer Risk (often called Financial Risk)—The risk that an issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time.

• Credit Risk (a type of Company Risk)—The risk that a decline in a company’s financial position may prevent it from making principal and interest payments on fixed-income securities when due.

• Income Volatility Risk—The risk that the level of current income from a portfolio of fixed-income investments declines in certain interest rate environments.

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     5

• Interest Rate Risk (a type of Market Risk)—The risk that increases in interest rates can cause the prices of fixed-income investments to decline. This risk is heightened to the extent the Fund invests in longer duration fixed-income investments.

• Fixed-Income Foreign Investment Risk—Investment in fixed-income securities or financial instruments of foreign issuers involves increased risks due to adverse issuer, political, regulatory, market or economic developments. These developments may impact the ability of a foreign debt issuer to make timely and ultimate payments on its debt obligations to the Fund or impair the Fund’s ability to enforce its rights against the foreign debt issuer. These risks are heightened in emerging or developing markets. Foreign investments may also be less liquid and more difficult to value than investments in U.S. issuers.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please see the non-summary portion of the prospectus for more detailed information about the risks described above.

PAST PERFORMANCE

The following chart and table help illustrate some of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual total returns of shares of the Fund. Below the bar chart are the best and worst returns for a calendar quarter since inception of the Fund. The performance table following the bar chart shows the Fund’s average annual total returns over the one-year, five-year, ten-year and since-inception periods (where applicable) ended December 31, 2012, and how those returns compare to those of the Fund’s peer group average. Returns do not reflect fees and expenses of any variable annuity or variable life insurance contract and would be lower if they did.

The returns shown below reflect previous agreements by the Fund’s investment adviser to waive or reimburse the Fund for certain fees and expenses. Without these waivers and reimbursements, the returns of the Fund would have been lower. Past performance of the Fund is not necessarily an indication of how it will perform in the future. The peer group average listed below is unmanaged, and you cannot invest directly in the peer group average. The returns for the peer group average reflect no deduction for fees, expenses or taxes.

For current performance information of the Fund, including performance to the most recent month-end, please visit www.tiaa-cref.org.

6     Prospectus  ■  TIAA-CREF Life Funds ■  Money Market Fund

ANNUAL TOTAL RETURNS (%)

Best quarter: 1.34%, for the quarter ended December 31, 2006. Worst quarter: 0.00%, for the quarter ended September 30, 2011.

AVERAGE ANNUAL TOTAL RETURNS

For the Periods Ended December 31, 2012

	Inception Date	One Year	Five Years	Since Inception
Money Market Fund*	7/8/2003	0.02%	$0.71%	$1.99%
iMoneyNet Money Fund Report Average™—All Taxable
(reflects no deductions for fees, expenses or taxes)		0.03%	0.46%	1.60	%†
Current performance of the Fund’s shares may be higher or lower than that shown above.
*

Beginning December 6, 2011 part or all of the investment management fees of the TIAA-CREF Life Money Market Fund may be voluntarily waived. Without this waiver, current and effective annualized yields and total returns would be lower. This voluntary fee waiver may be discontinued at any time without notice.

†		The performance above is computed from August 2003 because the iMoneyNet return is calculated only on a monthly basis.

After-tax returns have not been shown because they are not relevant since Fund shares currently are held only through insurance company separate accounts. For the Fund’s most current 7-day yield, please call the Fund at 800 842-2252.

A		A

PORTFOLIO MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Teachers Advisors, Inc. (“Advisors”).

Portfolio Managers. The following persons manage the Fund on a day-to-day basis:

Name:	Michael Ferraro, CFA	Joseph Rolston
Title:	Director	Director
Experience on Fund:	since 2003	since 2011

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     7

PURCHASE AND SALE OF FUND SHARES

Please contact the insurance company that issued your variable annuity or life insurance contract for more information on the purchase and sale of Fund shares.

TAX INFORMATION

Because the only shareholders of the Fund are the insurance companies offering the contracts, no discussion is included here about the federal income tax consequences at the shareholder level. The federal income tax consequences for purchases of a variable annuity or life insurance contract are described in the prospectus for such contracts.

PAYMENTS TO INSURANCE COMPANIES AND BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARY COMPENSATION

The Fund is only available as an underlying investment for the contracts. The Fund and its distributor (and their related companies) may make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus describes the Fund and its investment objective, principal investment strategies and restrictions and principal investment risks. An investor should consider whether the Fund is an appropriate investment. The investment objective of the Fund and its non-fundamental investment restrictions may be changed by the Board of Trustees of the Trust (“Board of Trustees”) without shareholder approval. Certain investment restrictions described in the Fund’s Statement of Additional Information (“SAI”) are fundamental and may only be changed with shareholder approval.

Advisors may, for temporary defensive purposes, invest some or all of the Fund’s assets in cash, although Advisors is not obligated to do so. In doing so, the Fund may be successful in reducing market losses but may otherwise not achieve its investment objective.

8     Prospectus  ■  TIAA-CREF Life Funds ■  Money Market Fund

The use of a particular index as the Fund’s benchmark index is not a fundamental policy and can be changed by the Board of Trustees without shareholder approval. The Fund will notify you before such a change is made.

The Fund is not appropriate for market timing. You should not invest in the Fund if you are a market timer.

There can be no assurances that the Fund will achieve its investment objective and investors should not consider an investment in this Fund to be a complete investment program or appropriate for the investment of a majority of an investor’s assets. Instead, an investment in this Fund should be part of an investor’s larger, diversified investment portfolio.

Investors should be aware that investments made by the Fund and the results achieved by it at any given time are not expected to be the same as those made by other mutual funds for which Advisors acts as an investment adviser, including mutual funds with names, investment objectives and policies similar to those of the Fund.

Please see the Glossary toward the end of this Prospectus for certain defined terms used in this Prospectus.

ADDITIONAL INFORMATION ON PRINCIPAL INVESTMENT RISKS OF THE FUND

The Fund typically is subject to the following principal investment risks:

• Current Income Risk—The risk that the income the Fund receives may fall as a result of a decline in interest rates. In a low interest rate environment, the Fund may not be able to achieve a positive or zero yield or maintain a stable net asset value of $1.00 per share.

• Market Volatility, Liquidity and Valuation Risk (types of Market Risk)—Trading activity in fixed-income investments in which the Fund invests may be dramatically reduced or cease at any time, whether due to general market turmoil, problems experienced by a single company or a market sector or other factors. In such cases, it may be difficult for the Fund to properly value assets represented by such investments. In addition, the Fund may not be able to purchase or sell a security at a price deemed to be attractive, if at all.

• Issuer Risk (often called Financial Risk)—The risk that the issuer’s earnings prospects and overall financial position will deteriorate, causing a decline in the value of the issuer’s financial instruments over short or extended periods of time. In times of market turmoil, perceptions of an issuer’s credit risk can quickly change and even large, well-established issuers may deteriorate rapidly with little or no warning.

• Credit Risk (a type of Issuer Risk)—The risk that a decline in an issuer’s financial position may prevent it from making principal and interest payments on fixed-income investments when due. Credit risk relates to the possibility that the issuer could default on its obligations, thereby causing the Fund to lose its investment. Credit risk is heightened in times of market turmoil when perceptions of an issuer’s credit risk can quickly change and

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     9

even large, well-established issuers and/or governments may deteriorate rapidly with little or no warning.

• Income Volatility Risk—Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

• Interest Rate Risk (a type of Market Risk)—The risk that the value or yield of fixed-income investments may decline if interest rates change. In general, when prevailing interest rates decline, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to increase while yields on fixed-income investments tend to decrease, which could adversely affect the Fund’s income. Conversely, when prevailing interest rates increase, the market values of fixed-income investments (particularly those paying a fixed rate of interest) tend to decline. Depending on the timing of the purchase of a fixed-income investment and the price paid for it, changes in prevailing interest rates may increase or decrease the investment’s yield. Fixed-income investments with longer durations tend to be more sensitive to interest rate changes than shorter-term investments.

• Fixed-Income Foreign Investment Risk—Foreign investments, which may include fixed-income securities of foreign issuers, can involve special risks that arise from one or more of the following events or circumstances: (1) possible imposition of market controls; (2) possible seizure, expropriation or nationalization of assets; (3) more limited foreign financial information about the foreign debt issuer or difficulties interpreting it because of foreign regulations and accounting standards; (4) the impact of political, social or diplomatic events; (5) the difficulty of evaluating some foreign economic trends; and (6) the possibility that a foreign government could restrict an issuer from paying principal and interest on its debt obligations to investors outside the country. It may also be harder to use foreign laws and courts to force a foreign issuer to make principal and interest payments on its debt obligations. In addition, the cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

  The risks described above often increase in countries with emerging markets. For example, the ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the issuer’s balance of payments, including export performance, its access to international credit and investments, fluctuations of interest rates and the extent of its foreign reserves. If deterioration occurs in the foreign country’s balance of payments, it could impose temporary restrictions on foreign capital

10     Prospectus  ■  TIAA-CREF Life Funds ■  Money Market Fund

remittances. In addition, there is a risk of restructuring certain foreign debt obligations that could reduce and reschedule interest and principal payments.

In addition to the principal investment risks set forth above, there are other risks associated with investing in the Fund and in the Fund’s investments that are discussed in the “Summary Information” section above and in the Fund’s SAI, which risks may include some of the risks previously identified for fixed-income and other securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund, like other mutual funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. No one can assure that the Fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the Fund.

ADDITIONAL INFORMATION ON PRINCIPAL AND NON-PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to maintain a stable net asset value of $1.00 per share of the Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 60 days or less and an average life to maturity of 120 days or less, and investing all of the Fund’s assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. The Fund cannot assure you that it will be able to maintain a stable net asset value of $1.00 per share.

Please see the Fund’s SAI for more information on these and other investments the Fund may utilize.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI.

MANAGEMENT OF THE FUND

THE FUND’S INVESTMENT ADVISER

Advisors manages the assets of the Trust, under the supervision of the Board of Trustees. Advisors is an indirect wholly owned subsidiary of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. Advisors is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. Advisors also manages the investments of TIAA Separate Account VA-1 and the TIAA-CREF Funds.

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     11

Through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (“TCIM”), certain personnel of Advisors also manage the investment accounts of CREF. As of December 31, 2012, Advisors and TCIM together had approximately $251 billion of registered investment company assets under management. Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

TIAA-CREF entities sponsor an array of financial products for retirement and other investment goals. For some of these products, for example, the investment accounts of CREF, TIAA or its subsidiaries perform services “at cost.” The Fund, however, pays the management fees and other expenses that are described in the table on Fees and Expenses in the Prospectus. The management fees paid by the Fund to Advisors are intended to compensate Advisors for its services to the Fund and are not limited to the reimbursement of Advisors’ costs. Thus, under this arrangement, Advisors can earn a profit or incur a loss on the services which it renders to the Fund. The Fund also pays Advisors for certain administrative services that Advisors provides to the Fund on an at-cost basis.

Advisors manages the assets of the Fund pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”). Advisors’ duties under the Advisory Agreement include, among other things, providing the Fund with investment research, advice and supervision, furnishing an investment program for the Fund, determining which securities or other investments to purchase, sell or exchange and providing or obtaining any other necessary services to manage, acquire or dispose of securities, cash or other investments. Advisors also supervises and acts as liaison among the various service providers to the Fund, such as the custodian and transfer agent.

The annual advisory fees charged under the Advisory Agreement with respect to the Fund are as follows:

INVESTMENT MANAGEMENT FEES

	Assets Under Management	Fee Rate
	(Billions)	(average daily net assets)
Money Market Fund	All Assets	0.10%

A discussion regarding the basis for the Board of Trustees’ most recent approval of the Advisory Agreement is available in the Fund’s semiannual shareholder report for the period ending June 30, 2013. For a free copy of the Fund’s shareholder report, please call 800 842-2252, visit the Fund’s website at www.tiaa-cref.org or visit the SEC’s website at www.sec.gov.

PORTFOLIO MANAGEMENT TEAM

The Fund is managed by a team of managers, whose members are jointly responsible for the day-to-day management of the Fund, with expertise in the area applicable to the Fund’s investments. Certain team members are, for

12     Prospectus  ■  TIAA-CREF Life Funds ■  Money Market Fund

example, principally responsible for selecting appropriate investments for the Fund and others are principally responsible for asset allocation. The following is a list of members of the management team primarily responsible for managing the Fund’s investments, along with their relevant experience. The members of the management team may change from time to time.

Name & Title	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)
			At TIAA	Total	On Team
MONEY MARKET FUND
Michael F. Ferraro, CFA Director	Lead Portfolio Manager	Advisors, TCIM and other advisory affiliates of TIAA—1998 to present (fixed-income credit research and portfolio management)	1998	1974	2003
Joseph Rolston Director	Portfolio Manager, Investment Selection	Advisors, TCIM and other advisory affiliates of TIAA—1998 to Present (portfolio management and research)	1984	1979	2011

The Fund’s SAI provides additional disclosure about the compensation structure for the Fund’s portfolio managers, the other accounts they manage, total assets in those accounts and potential conflicts of interest, as well as the portfolio managers’ ownership of shares of the Fund.

OTHER SERVICES

Under the terms of the Administrative Services Agreement with the Trust, responsibility for payment of expenses relating to oversight and performance of certain services, including transfer agency, dividend disbursing, accounting, administrative, compliance and shareholder services, is allocated directly either to the Fund or to Advisors.

For Advisors’ provision of such administrative, compliance and other services to the Fund under the Administrative Services Agreement, the Fund pays to Advisors at the end of each calendar month the allocated costs of such services as determined under the TIAA-CREF cost allocation methodology then in effect.

DISTRIBUTION AND SERVICES ARRANGEMENTS

Teachers Personal Investors Services, Inc. (“TPIS”) distributes the Fund’s shares. TPIS does not currently enter into agreements, or otherwise pay, other intermediaries to sell shares of the Fund. However, the Fund and TPIS (and its related companies) may in the future make payments to the sponsoring insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for distribution and/or other services. In the event that these payments are made, the payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     13

variable contract. Payments to broker-dealers and other financial intermediaries may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend a variable product and the Fund over another investment. Ask your financial adviser or visit the website of the insurance company or the financial intermediary for more information. The disclosure document for your variable contract may contain additional information about these payments. Fund shares are distributed or sold only to the variable annuity or variable life insurance contracts that invest in the Fund.

CALCULATING SHARE PRICE

The Fund determines its net asset value (“NAV”) per share, or share price, on each day the New York Stock Exchange (“NYSE”) is open for business. The NAV for the Fund is calculated as of the time when regular trading closes on the NYSE (generally, 4:00 p.m. Eastern Time). The Fund does not price its shares on days that the NYSE is closed.

To calculate the Fund’s NAV per share, the Fund’s portfolio securities are valued at their amortized cost. This valuation method does not take into account unrealized gains or losses on the Fund’s portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security’s market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the prospectus describing the contract.

Shares in the Fund may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the Fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59½.

The Fund expects to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of its net investment income and net realized capital gains.

Although dividends are paid monthly, these dividends are calculated and declared daily. The Fund will normally distribute capital gains, if any, annually.

In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

14     Prospectus  ■  TIAA-CREF Life Funds ■  Money Market Fund

All dividend and capital gains distributions from the Fund will be automatically reinvested by the separate account in additional shares of the Fund.

 The Fund has qualified and intends to continue to qualify for taxation as a “regulated investment company” under Subchapter M of Chapter 1 of the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the Fund has qualified and intends to continue to qualify under the Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

IMPORTANT TRANSACTION INFORMATION

Voting Rights. The Trust may hold shareholders’ meetings periodically to elect trustees, change fundamental policies, approve a management agreement or for other purposes. Each share is entitled to one vote for each dollar of net asset value represented by that share (each fractional share is entitled to a fractional vote) on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this Prospectus, for more information on your voting rights.

Important Information About Procedures for Opening a New Account. Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require the Fund to block an account owner’s ability to make certain transactions and thereby refuse to accept a purchase order or any request for transfers or withdrawals, until instructions are received from the appropriate regulator. The Fund may also be required to provide additional information about you and your account to government regulators.

Customer Complaints. Customer complaints may be directed to TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206, Mail Stop 730/06/03, Attention: Director, Distribution Operation Services.

Electronic Prospectuses. If you received this Prospectus electronically and would like a paper copy, please contact the Fund and one will be sent to you.

NOTE ON SEC EXEMPTION

The SEC granted the Fund an exemption from certain provisions of the Investment Company Act of 1940. The exemption permits shares of the Fund (as well as shares of the other series or portfolios of the Trust) to be offered as an investment option for both variable annuity contracts and variable life insurance policies issued by TIAA-CREF Life, or by insurance companies affiliated or unaffiliated with TIAA-CREF Life, and to qualified plans. Due to differences in tax treatment or other considerations, the interests of various contractowners

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     15

participating in the Fund and the interests of qualified plans or general accounts investing in the Fund could potentially conflict. When the Fund relies upon this exemption, the Board of Trustees is required to monitor events in order to identify the existence of any material irreconcilable conflicts and to determine what action, if any, should be taken in response to any such conflict, and the Board has the right to require an insurance company to remove its assets from the Fund to resolve a material irreconcilable conflict.

OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the Fund are not sold directly to you, but rather are sold in a continuous offering to insurance company separate accounts to fund variable annuity or other insurance contracts. The Fund reserves the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by law.

Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are then invested in the shares of the Fund. The separate account purchases and redeems shares of the Fund at NAV without sales or redemption charges.

For each day on which the Fund’s NAV is calculated, the separate account transmits to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments, redemption requests, death benefits, contract charges and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of the Fund at the Fund’s NAV per share calculated as of that same day.

GLOSSARY

Code: The Internal Revenue Code of 1986, as amended, including any applicable regulations and Revenue Rulings.

Duration: Duration is a measure of volatility in the price of a bond in response to a change in prevailing interest rates, with a longer duration indicating more volatility. It can be understood as the weighted average of the time to each coupon and principal payment of such a security. For an investment portfolio of fixed-income securities, duration is the weighted average of each security’s duration. For example, the price of a bond with a duration of two years will rise (fall) two percent for every one percent decrease (increase) in its yield.

Equity Investments: Primarily, common stock, preferred stock and securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

Fixed-Income or Fixed-Income Investments: Primarily, bonds and notes (such as corporate and government debt obligations), mortgage-backed securities,

16     Prospectus  ■  TIAA-CREF Life Funds ■  Money Market Fund

asset-backed securities, and structured securities that generally pay fixed or variable rates of interest; debt obligations issued at a discount from face value (i.e., that have an imputed rate of interest); non-interest-bearing debt securities (i.e., zero coupon bonds); and other non-equity securities that pay dividends.

Foreign Investments: Foreign investments may include securities of foreign issuers, securities or contracts traded or acquired in non-U.S. markets or on non-U.S. exchanges, or securities or contracts payable or denominated in non-U.S. currencies. Obligations issued by U.S. companies in non-U.S. currencies are not considered to be foreign investments.

Foreign Issuers: Foreign issuers generally include (1) companies whose securities are principally traded outside of the United States, (2) companies having their principal business operations outside of the United States,
(3) companies organized outside the United States, and (4) foreign governments and agencies or instrumentalities of foreign governments.

Investment-Grade: A fixed-income security is investment-grade if it is rated in the four highest categories by a nationally recognized statistical rating organization (“NRSRO”) or an unrated security that Advisors determines is of comparable quality.

U.S. Government Securities: Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     17

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the financial performance of the Fund for the past five years (or, if the Fund has not been in operation for five years, since commencement of operations of the Fund). Certain information reflects financial results for a single share of the Fund. The total returns in the table show the rates that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information does not reflect charges and fees associated with a separate account that invests in the Fund or any annuity or insurance contract for which the Fund is an investment option.

PricewaterhouseCoopers LLP serves as the Fund’s independent registered public accounting firm and has audited the financial statements of the Fund for each of the periods presented. Their report appears in the Trust’s Annual Report, which is available without charge upon request.

18     Prospectus  ■  TIAA-CREF Life Funds ■  Money Market Fund

FINANCIAL HIGHLIGHTS

MONEY MARKET FUND ■ FOR THE PERIOD OR YEAR ENDED

	12/31/12		12/31/11		12/31/10		12/31/09	12/31/08
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value,
beginning of period	$1.00		$1.00		$1.00		$1.00	$1.00
Gain (loss) from investment operations:
Net investment
income (loss) (a)	0.00	(b)	0.00	(b)	0.00	(b)	0.01	0.03
Net realized and
unrealized gain (loss)
on total investments	0.00	(b)	0.00	(b)	0.00	(b)	0.00 (b)	—
Total gain (loss) from
investment operations	0.00	(b)	0.00	(b)	0.00	(b)	0.01	0.03
Less distributions from:
Net investment income	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.03)
Total distributions	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.01)	(0.03)
Net asset value,
end of period	$1.00		$1.00		$1.00		$1.00	$1.00

TOTAL RETURN	0.02%		0.03%		0.12%		0.54%	2.86%
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of
period (in thousands)	$62,598		$59,822		$61,766		$74,102	$117,322
Ratio of expenses to
average net assets
before expense
reimbursement	0.39%		0.39%		0.27%		0.09%	0.07%
Ratio of expenses to
average net assets
after expense
reimbursement	0.15%		0.15%		0.12%		0.09%	0.07%
Ratio of net investment
income (loss) to
average net assets	0.02%		0.03%		0.12%		0.58%	2.80%

(a)							Based on average shares outstanding.
(b)							Amount represents less than $0.01 per share.

TIAA-CREF Life Funds ■ Money Market Fund  ■  Prospectus     19

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

Statement of Additional Information (“SAI”). The Fund’s SAI contains more information about certain aspects of the Fund. A current SAI has been filed with the SEC and is incorporated into this Prospectus by reference. This means that the Fund’s SAI is legally a part of the Prospectus.

Annual and Semiannual Reports. The Fund’s annual and semiannual reports provide additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the preceding fiscal year. The audited financial statements in the Fund’s annual shareholder report dated December 31, 2012 are also incorporated into this Prospectus by reference.

Requesting documents. You can request a copy of the Fund’s SAI or these reports without charge, or contact the Fund for any other purpose, in any of the following ways:

By telephone:

Call 877 825-0411

In writing:

TIAA-CREF Life Funds
730 Third Avenue
New York, NY 10017-3206

Over the Internet:

www.tiaa-cref.org

Information about the Trust (including the Fund’s SAI) can be reviewed and copied at the SEC’s public reference room (202 551-8090) in Washington, DC. The reports and other information are also available through the EDGAR Database on the SEC’s Internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549.

If you have any questions about the TIAA-CREF Life Funds or your variable contract, please call us at 877 825-0411.

1940 Act File No. 811-08961	A12172 (5/13)

STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF LIFE FUNDS

MAY 1, 2013

Fund: Ticker
Growth Equity Fund: TLGQX	Stock Index Fund: TLSTX
Growth & Income Fund: TLGWX	Social Choice Equity Fund: TLCHX
International Equity Fund: TLINX	Real Estate Securities Fund: TLRSX
Large-Cap Value Fund: TLLVX	Bond Fund: TLBDX
Small-Cap Equity Fund: TLEQX	Money Market Fund: TLMXX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, investment portfolios or “Funds” of the TIAA-CREF Life Funds (the “Trust”). This SAI is not a prospectus, but is incorporated by reference into and made a part of the TIAA-CREF Life Funds’ prospectuses dated May 1, 2013 (each, a “Prospectus”). The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Life Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes 10 Funds.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The Funds’ audited financial statements for the fiscal year ended December 31, 2012, are incorporated into this SAI by reference to the TIAA-CREF Life Funds Annual Report for that year to shareholders. The Funds will furnish you, without charge, a copy of the Annual Report on request.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

          The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the ten Funds of the Trust described in this SAI. Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, the investment objective of each Fund as described in the Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company. Each Fund is classified as “diversified” within the meaning of the 1940 Act. In addition, each Fund has qualified and intends to continue to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as Securities and Exchange Commission (“SEC”) regulations permit;
2.

The Fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33⅓% of the market value of the Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the Fund’s total assets taken at market value at the time of borrowing);

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;
4.	The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;
5.	The Fund will not purchase real estate or mortgages directly;
6.	The Fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and
7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.
The following restriction is a fundamental policy of each Fund (other than the Stock Index Fund):
8.	The Fund will not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.
The following restriction is a fundamental policy of each Fund (other than the Real Estate Securities Fund):
9.

The Fund will not invest in an industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

The following restriction is a fundamental policy of the Stock Index Fund:
10.

The Fund will not make loans, except: (a) that the Fund may make loans of portfolio securities not exceeding 33⅓% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

          With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation by the Fund.

B-2	Statement of Additional Information ▪ TIAA-CREF Life Funds

The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry.

INVESTMENT POLICIES

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

          Non-Equity Investments of the Equity Funds and Real Estate Securities Fund. The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, and Social Choice Equity Funds (collectively, the “Equity Funds”) and the Real Estate Securities Fund invest primarily in equity securities. These Equity Funds and Real Estate Securities Fund may, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants, and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Equity Funds and Real Estate Securities Fund may hold the same types of money market instruments as the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds and the Real Estate Securities Fund may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds and the Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds and Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

These investments and other Fund investment strategies are discussed in detail below.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

Credit Facility. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

          If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Additional Risks Resulting From Market Events and Government Intervention in Financial Markets. Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by a Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Funds invest, or the issuers of such securities, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio securities. The Funds have established procedures to assess the liquidity of portfolio holdings and to value securities for which market prices may not be readily available. Advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

          The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-3

          Illiquid Investments. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Each Fund (other than the Money Market Fund) may invest up to 15% of its net assets (taken at current value) in investments that may not be readily marketable. The Money Market Fund may invest up to 5% of its total assets (measured using the amortized cost method of calculation) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations on, or delays in, resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). The Funds may use options and futures strategies for hedging and cash management purposes and to increase total return.

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Fund’s investment objective.

          Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case the option would expire worthless and the entire premium would be lost.

          A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely

B-4	Statement of Additional Information ▪ TIAA-CREF Life Funds

affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Funds usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.

          Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-5

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

Each of the Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund and/or Advisors to claim an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. The Funds have claimed an exclusion from the definition of the terms “commodity pool operator” and “commodity pool” under the Commodity Exchange Act and the regulations thereunder and, therefore, are not currently subject to registration or regulation as commodity pool operators or pools.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. Each of the Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, a Fund may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, a Fund may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Fund to some additional risk that the transaction will not be consummated.

          When a Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts,” below.

Debt Instruments Generally

          A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

B-6	Statement of Additional Information ▪ TIAA-CREF Life Funds

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by the Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that an NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          The Money Market Fund utilizes short-term credit ratings of the following designated NRSROs to help determine whether a security is eligible for purchase by the Fund under applicable securities laws. The Board of Trustees has designated the following four NRSROs as the designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service, Inc. (“Moody’s”), (2) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), (3) Fitch Ratings, and (4) Dominion Bond Rating Service, Ltd.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S.

Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

          In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC have continued to operate as going concerns while in conservatorship.

          Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps—a liquidity backstop and the mortgage-backed securities purchase program—expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Fund’s net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-7

difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          Each of the Funds (other than the Money Market Fund) may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Fund may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities. A Fund may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. A Fund has no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

          Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly-traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or

B-8	Statement of Additional Information ▪ TIAA-CREF Life Funds

the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          Each of the Funds (except for the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the

Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          A Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-9

adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          With respect to the Social Choice Equity Fund, Advisors does not take into consideration whether the sponsor of an asset-backed security in which the Fund invests meets the Fund’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Fund could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Fund could not invest in directly.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).

B-10	Statement of Additional Information ▪ TIAA-CREF Life Funds

Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified timeframe and a stable regulatory environment.

          Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, a Fund could receive securities with investment characteristics that are different than those originally sold by the Fund, which may adversely affect the sensitivity of the Fund to changes in interest rates.

          Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) not to fall below 100% of the market value of the loaned securities, as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-11

well as risk with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

          By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or alternatively where securities or letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated back to the borrower by the Fund. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While a Fund will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the credit-worthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that the Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

In addition to other swap transactions, the Funds may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some

B-12	Statement of Additional Information ▪ TIAA-CREF Life Funds

underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

          Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

INVESTMENT COMPANIES

          Investment Companies. Subject to certain exceptions and limitations, each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other affiliated funds. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

          Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (like the Lifecycle Funds, the Lifecycle Index Funds, Lifestyle Funds and the Managed Allocation Fund, series of TIAA-CREF Funds) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated funds beyond the limits of Sections 12(d)(1)(A) or (B).

          Exchange-Traded Funds. Additionally, the Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes, subject to the limitations set forth above. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-13

and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

          Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund, and not a fixed-income investment.

          Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33⅓% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

CURRENCY TRANSACTIONS

          The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, a Fund (other than the Money Market Fund) may engage in foreign cur-

rency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency for-

B-14	Statement of Additional Information ▪ TIAA-CREF Life Funds

ward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Funds will have flexibility to roll-over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

          Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real

Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

          Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the cleanup of environmental problems.

          In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

FOREIGN INVESTMENTS

          As described more fully in the Prospectuses, certain of the Funds, but especially the International Equity Fund, may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-15

companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, Inc. (“MSCI”), which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

          Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that

B-16	Statement of Additional Information ▪ TIAA-CREF Life Funds

may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

          In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the recent global economic crisis. The Canadian economy has recently shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar may negatively affect Canada’s exporting industries.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers.

          Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member countries generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regulation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member countries, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member countries. In addition, in recent years most EU members have suffered severe economic declines as part of the worldwide economic downturn. These declines have led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some nations required external assistance to meet their obligations, and all of these countries run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. In addition, it is possible that the euro could be abandoned in the future by EU countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the EU are

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-17

uncertain and could be negative. Assistance given to an EU member state may be dependent on a country’s implementation of reforms in order to curb the risk of default on its debt, and a failure to implement these reforms or increase revenues could result in a deep economic downturn which could significantly affect the value of investments tied economically to Europe or the euro.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe.

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending, and substantial economic growth.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading, and a legal tradition which does not recognize rights in private property. In addition, Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008.

          Investment in Russia. Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the underdeveloped state of Russia’s banking system and its settlement, clearing and securities registration processes. In addition, there is a heightened risk of political corruption and weak and variable government oversight. Due to these risks, Advisors has determined not to purchase Russian securities directly through the Russian market. Instead, a Fund’s exposure to Russian securities will be obtained through investments in depositary receipts (see section on these below for more detail).

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation and military intervention.

However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and result in significant disruption in securities markets. Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The recent global economic crisis weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery, but there can be no assurance that such recovery will be sustained.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is only a small but growing foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          Argentina’s bankruptcy in the early 2000s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. These countries were highly dependent upon foreign credit and loans from external sources to fund their fiscal deficits. During the 1990s most countries were forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

B-18	Statement of Additional Information ▪ TIAA-CREF Life Funds

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with the Japanese economic recovery, which had set the stage for a bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          Japan suffered significant loss and damage from the earthquake and tsunami that devastated its northeastern coastal region in March 2011. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output following the disaster. As a result of the earthquake, the Fukushima Daiichi nuclear power plant in northern Japan experienced substantial damage, causing the release of radioactive materials. Efforts have been taken to mitigate the effects of the release of radioactive materials but the extent of the ultimate damage remains unclear.

          Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China, and the EU. The recent global economic crisis spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Equity Funds and the Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-19

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

Industry Concentration. With the exception of the Real Estate Securities Fund, none of the Funds will concentrate more than 25% of its total assets in any one industry.

          Portfolio Turnover. Generally, the transactions in which a Fund engages are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

          The Funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

For the year ended December 31, 2012, the portfolio turnover rate of one Fund changed significantly from its portfolio turnover rate in 2011.

          The Bond Fund portfolio turnover rate increased to 174% for 2012 as compared with 92% for the same period in 2011. The increase in portfolio turnover is primarily attributable to greater rotation of the Fund’s investments across sectors and in more active management of Fund duration and yield curve positioning than in 2011.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 20 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period.

          However, with respect to the Money Market Fund, the Fund posts on its website (www.tiaa-cref.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:
•	The ten largest holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month.
•

Fund holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Managing Director and Associate General Counsel or above.

•

Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;
	•	approved by an individual holding the title of Managing Director and Associate General Counsel or above; and
	•	subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.
	•	as may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Funds invest.

          On an annual basis, the respective Boards of Trustees of the Trust and of Advisors receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, Inc. a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute (the “ICI”); R.R. Donnelley; Bloomberg L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a/ Nu:Pitch); and CoreOne Technologies. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s cor-

B-20	Statement of Additional Information ▪ TIAA-CREF Life Funds

porate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 10 days after the end of the most recent calendar month. The ICI, however, generally receives this information more quickly than the other entities listed above. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q) and five business days after the end of each month for the Money Market Fund (through Form N-MFP). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

          In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or Teachers Personal Investors Services, Inc. (“TPIS”), a broker-dealer affiliated with Advisors, to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial charac-

teristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

          Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or TPIS will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA-CREF for information about obtaining Portfolio Data. Advisors and/or TPIS may restrict access to any or all Portfolio Data in its sole direction, including, but not limited to, if Advisors and/or TPIS believes the release of such Portfolio Data may be harmful to the Fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board Leadership Structure and Related Matters

          The Board is composed of ten trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent trustees). One of the independent trustees, Howell E. Jackson, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

          The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes six standing committees, each composed solely of inde-

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-21

pendent trustees and chaired by an independent trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.

          The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 10 Funds within the Trust, the 8 Accounts within CREF, the 58 funds within TIAA-CREF Funds (“TCF”) (including the TIAA-CREF Lifecycle Funds, the TIAA-CREF Lifecycle Index Funds and the TIAA-CREF Lifestyle Funds) and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute, and Prof. Jackson also serves as the Chairman of, the respective boards of trustees of CREF and TCF and the management committee of VA-1.

Qualifications of Trustees

          The Board believes that each of the trustees is qualified to serve as a trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

          Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each trustee relevant to the Board’s belief that the trustee should serve in this capacity is provided in the table below. The table includes, for each trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them in the last five years.

Risk Oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

          In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

          The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

          Officers of the Trust and of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

          The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other

B-22	Statement of Additional Information ▪ TIAA-CREF Life Funds

information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.
          The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Former Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005).	78

Director of GMO; Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation and the Elmina B. Sewall Foundation. Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of Appalachian Mountain Club.

			Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/6/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc.	78

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Member of the Boards of Lazard Alternative Strategies Fund, LLC and Lazard Alternative Strategies 1099 Fund.

Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/5/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer, Copper Rock Capital Partners, LLC (since 2007). Former Chief Operating Officer, DDJ Capital Management (2003–2006).	78	Director, Copper Rock Capital Partners, LLC (investment adviser).

Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee and Chairman of the Board	Indefinite term. Chairman for term ending December 31, 2015. Trustee since 2005. Chairman since January 1, 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School.	78	Director, D2D Fund.

			Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 1999.	Former President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser). Former President and Managing Principal, Windermere Investment Associates (1997–2006).	78	None

			Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-23

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience and Qualifications	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 3/27/63	Trustee	Indefinite term. Trustee since December 2011.	Partner (2004–2010), and Managing Director (1999–2010), Goldman Sachs Asset Management.	78

Director, Sansum Clinic; Investment committee member, College of Mount Saint Vincent; Cottage Health System; Member, United States Olympics Paralympics Advisory Committee, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Treasurer, Crane County Day School.

			Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on nonprofit boards.

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010) of First Eagle Investment Management, LLC. Former Principal, BAM Consulting, LLC (2003–2009). Former Independent Consultant for Merrill Lynch (2003–2009).	78

Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance. Former Director, Prudential plc; J. Sainsbury plc; British-American Business Council; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).

Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996), former Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Former Program Director, NBER (1990–2008).	78

Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers. Former Director, The Jeffrey Company and the Jeflion Company (unregistered investment companies).

			Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers, Inc. (since 2003). Former Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).	78

Director, SCANA Corporation (energy holding company); Member, Duke Children’s Hospital and Health Center National Board of Advisors. Former Director, M&F Bancorp, Inc.; and NCM Capital Investment Trust.

			Mr. Sloan has particular experience in investment management, finance and organizational development.

Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). The Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002); Professor, University of Texas at Austin (since 1987). Former Chairman, Department of Finance, University of Texas at Austin (2002–2011).	78

Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/ Trustee, USAA Mutual Funds.

			Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.

B-24	Statement of Additional Information ▪ TIAA-CREF Life Funds

OFFICERS

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.

Executive Vice President and Chief Legal Officer of Teachers Insurance and Annuity Association of America (“TIAA”), and College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”) (since 2009). Former Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996–2009).

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/8/62	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.

Chief Compliance Officer of the TIAA-CREF Fund Complex and TIAA Separate Account VA-3 (since 2008). Vice President, Senior Compliance Officer (2008–2011) and Managing Director, Senior Compliance Officer (since 2011) of Asset Management Compliance of TIAA. Chief Compliance Officer of TIAA-CREF Investment Management, LLC (“Investment Management”) (since 2008). Former Chief Compliance Officer (2008), Vice President, Senior Compliance Officer (2008–2011), and Managing Director, Senior Compliance Officer (since 2011) of Teachers Advisors, Inc. (“Advisors”). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Advisors, LLC (“TCAA”) (since 2011). Managing Director and Senior Compliance Officer of TIAA-CREF Alternatives Services, LLC (“TCAS”) (since 2011). Interim Chief Compliance Officer for TIAA-CREF Life Insurance Separate Accounts VA-1, VLI-1 and VLI-2 (since 2012). Former Managing Director/Director of Global Compliance, AIG Investments (2000–2008).

Roger W. Ferguson, Jr. TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 10/28/51	Principal Executive Officer and President	One-year term. Principal Executive Officer and President since 2012.

Principal Executive Officer and President of the TIAA-CREF Funds and TIAA-CREF Life Funds since 2012. President and Chief Executive Officer of TIAA (since 2008). President and Chief Executive Officer of CREF and TIAA Separate Account VA-1 (since 2008). Director of Covariance Capital Management, Inc. (“Covariance”) (since 2010). Chairman, Head of Financial Services and Member of the Executive Committee of Swiss Re America Holding Corporation (2006–2008). Vice Chairman and Member of the Board of Governors of the United States Federal Reserve System (1997–2006).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Treasurer of CREF (since 2008); Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and Chief Financial Officer and Principal Accounting Officer (since 2009) and Treasurer (since 2008) of TIAA Separate Account VA-1. Senior Vice President (since 2010) and Funds Treasurer (since 2006) of TIAA. Director of Advisors (since 2008). Director of TIAA-CREF Asset Management (“TCAM”) (since 2011). Senior Vice President (since 2010) and Funds Treasurer (since 2007) of Advisors and Investment Management. Assistant Treasurer of T-C Life (since 2012). Director of TIAA-CREF Trust Company, FSB (“Trust”) (since 2008). Director, Senior Vice President and Funds Treasurer of TCAA (since 2011). Director, Senior Vice President and Funds Treasurer of TCAS (since 2011). Former Chief Financial Officer, Van Kampen Funds (2005–2006).

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President	One-year term. Executive Vice President since 2009.

Executive Vice President, Head of Risk Management of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2009). Executive Vice President, Risk Management (since 2009), Senior Managing Director of Advisors and Investment Management (2006–2009) and Head of Credit Risk Management of Advisors and Investment Management (2005–2006). Former Senior Managing Director, Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008–2009). Executive Vice President, Risk Management of TCAS (since 2011). Former Senior Managing Director, Chief Credit Risk Officer (2004–2008) of TIAA. Former Director of T-C Life (2006–2008). Former Director of TPIS, Advisors and Investment Management (2008).

Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/11/58	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Operating Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Funds Complex (since 2012). Director Covariance (since 2012). Director, TC Life (since 2012). Director, Kaspick (since 2012). Manager, Redwood (since 2012). Former President and Chief Executive Officer of General Electric Capital Real Estate (2007–2011).

Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/31/62	Senior Vice President and Corporate Secretary	One-year term. Senior Vice President and Corporate Secretary since 2012.

Senior Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2012). Former Managing Director, Retirement and Individual Financial Services (2012–2012) and Vice President, Product Development and Management, Institutional Client Services (2006–2010) of TIAA.

Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 2/16/51	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Human Resources Officer (since 2012) of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2012). Former Senior Vice President of Human Resources, Boston Scientific (2010–2012); President of Integrated People Solutions (2009–2010); Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp. (2001–2009).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President, President of Retirement and Individual Services (since 2011) of TIAA, and Executive Vice President (since 2008) of the TIAA-CREF Fund Complex. Former Chief Operating Officer (2010–2011), Executive Vice President, Product Development and Management (2009–2010), Executive Vice President, Institutional Client Services (2006–2009), Executive Vice President, Product Management (2005–2006), and Senior Vice President, Pension Products (2003–2005) of TIAA. Director of Covariance (since 2010). Director (since 2007), Chairman and President (since 2012) of TCT Holdings, Inc. Former Director (2007–2011) and Former Executive Vice President (2008–2010) of TCAM. Manager (since 2006), Former President and CEO (2006–2010) of Redwood. Former Director of Tuition Financing (2008–2009) and Former Executive Vice President of T-C Life (2009–2010).

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-25

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Former Chief Communications Officer of TIAA (2010–2011). Former Senior Vice President, The Hartford Financial Services Group, Inc. (2008–2010). Former Executive Vice President and Chief Marketing Officer, BearingPoint (2005–2008).

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2012. At that time, the Funds’ family of investment companies included the Trust and all of the other then-existing series, CREF, TCF and VA-1, each a registered investment company.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	None	Over $100,000
Nancy A. Eckl	None	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	None	Over $100,000
Nancy L. Jacob	None	Over $100,000
Thomas J. Kenny	None	Over $100,000
Bridget Macaskill	None	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation received from the Trust and the TIAA-CREF Fund Complex by each non-officer trustee for the fiscal year ended December 31, 2012. The Trust’s officers have received no compensation from the Trust during the fiscal year ended December 31, 2012. For purposes of this chart, the TIAA-CREF Fund Complex consists of: the Trust, CREF, TCF and VA-1, each a registered investment company.

DISINTERESTED TRUSTEES

Name	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued As Part of Fund Expenses†	Total Compensation From TIAA-CREF Fund Complex*

Forrest Berkley‡	$1,093.35	$282.76	$290,000.00
Nancy A. Eckl	$1,149.98	$282.76	$305,000.00
Michael A. Forrester	$1,093.35	$282.76	$290,000.00
Howell E. Jackson	$1,149.98	$282.76	$305,000.00
Nancy L. Jacob‡	$1,168.75	$282.76	$310,000.00
Thomas J. Kenny‡	$1,017.94	$282.76	$270,000.00
Bridget A. Macaskill	$1,135.83	$282.76	$301,250.00
James M. Poterba‡	$1,206.53	$282.76	$320,000.00
Maceo K. Sloan‡	$1,376.11	$282.76	$365,000.00
Laura T. Starks‡	$1,093.35	$282.76	$290,000.00
Total:	$11,485.17	$2,827.60	$3,046,250.00

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and option deferral compensation plan described below.

†

Amounts deferred under the long-term compensation plan described below. Messrs. Berkley, Kenny, and Sloan, Prof. Poterba and Drs. Jacob and Starks elected to defer receipt of a portion of this compensation in accordance with the provisions of such plan.

‡

For the fiscal year ended December 31, 2012, Mr. Berkley elected to defer $215,000, Mr. Kenny elected to defer $195,000, Mr. Sloan elected to defer $290,000, Prof. Poterba elected to defer $196,000, Dr. Jacob elected to defer $23,500, and Dr. Starks elected to defer $215,000 of total compensation from the TIAA-CREF Fund Complex.

          The Board has approved trustee compensation at the following rates, effective since January 1, 2012: an annual retainer of $150,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $20,000 ($25,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $75,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee do not receive fees for service on that committee. The trustees may also receive special or ad hoc Board or committee fees, or related chair fees, as determined by the Board.

Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF

B-26	Statement of Additional Information ▪ TIAA-CREF Life Funds

products (such as certain CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

          The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, trustees who attain the age of 72 are not eligible for re-election as a CREF trustee at the next succeeding annual meeting; and they must also resign from the Boards of Trustees of the Trust and the TCF and the Management Committee of TIAA Separate Account VA-1, effective as of the last day of said trustees’ memberships on the Board of Trustees of CREF. Such requirement may be waived with respect to one or more trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

BOARD COMMITTEES

The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)
An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended December 31, 2012, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated as an audit committee financial expert.

(2)
An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended December 31, 2012, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Berkley (chair), Ms. Eckl, Dr. Jacob, Mr. Kenny, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)
A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust. During the fiscal year ended December 31, 2012, the Corporate

Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4)

An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended December 31, 2012, the Executive Committee held no meetings. The current members of the Executive Committee are Prof. Jackson (chair), Ms. Eckl, Ms. Macaskill and Mr. Sloan.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as trustees, reviewing the qualification and independence of trustees, conducting evaluations of the trustees and the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended December 31, 2012, the Nominating and Governance Committee held seven meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill, Mr. Sloan and Dr. Starks.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal period ended December 31, 2012, the Operations Committee held eight meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Forrester, Prof. Jackson, Dr. Jacob, Mr. Kenny and Dr. Starks.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-27

          Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other corporate governance-focused organizations, consultants, and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

          The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include: (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the most recent twelve-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

          TIAA, a life insurance company organized under the laws of the State of New York and located at 730 Third Avenue, New York, NY 10017-3206, is the contributor of the initial capital for each of the Funds. As such, TIAA owned the following percentages of the shares of each Fund as of March 31, 2013:

TIAA shares

Growth Equity Fund	0%
Growth & Income Fund	17%
International Equity Fund	0%
Large-Cap Value Fund	37%
Small-Cap Equity Fund	0%
Stock Index Fund	0%
Social Choice Equity Fund	31%
Real Estate Securities Fund	44%
Bond Fund	41%
Money Market Fund	0%

TIAA-CREF Life Separate Account VA-1 shares

Growth Equity Fund	95%
Growth & Income Fund	77%
International Equity Fund	94%
Large-Cap Value Fund	61%
Small-Cap Equity Fund	97%
Stock Index Fund	95%
Social Choice Equity Fund	66%
Real Estate Securities Fund	54%
Bond Fund	57%
Money Market Fund	72%

TIAA-CREF Life Separate Account VLI-1 shares

Growth Equity Fund	5%
Growth & Income Fund	6%
International Equity Fund	6%
Large-Cap Value Fund	2%
Small-Cap Equity Fund	3%
Stock Index Fund	5%
Social Choice Equity Fund	3%
Real Estate Securities Fund	2%
Bond Fund	2%
Money Market Fund	9%

TIAA-CREF Life Separate Account VLI-2 shares

Growth Equity Fund	0%
Growth & Income Fund	0%
International Equity Fund	0%
Large-Cap Value Fund	0%
Small-Cap Equity Fund	0%
Stock Index Fund	0%
Social Choice Equity Fund	0%
Real Estate Securities Fund	0%
Bond Fund	0%
Money Market Fund	19%

Because shares of the Funds cannot be owned directly by individuals, the current trustees and officers of the Funds, as a group, beneficially or of record own less than 1% of the shares of each Fund.

          Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Funds, no other person owns beneficially or of record 5% or more of any of the Funds’ shares.

UNDERWRITER

          The shares of the Funds are offered continuously by TPIS, which is registered with the SEC as a broker-dealer and is a member of FINRA. TPIS is the principal underwriter for shares of the Funds, although it is not obligated to sell any specific amount of shares of the Funds. No commissions are paid in connection with the distribution of the shares of the Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017-3206.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

Investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the

B-28	Statement of Additional Information ▪ TIAA-CREF Life Funds

SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Asset Management, Inc. (“TCAM”). TCAM, in turn, holds all of the shares of Advisors, TPIS, the principal underwriter for the Trust, and TIAA-CREF Investment Management, LLC (“Investment Management”). TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”). Investment Management provides investment advisory services to, and Services acts as the principal underwriter for, CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          Advisors manages each Fund according to an Investment Advisory Agreement. Under the Agreement, fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

          Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses that exceed certain amounts as stated in the Prospectuses though April 30, 2014 for all of the Funds. For the Funds’ fiscal years ended December 31, 2010, 2011, and 2012, the table below reflects the total dollar amount of fees paid to Advisors by each Fund:

	2010	*	2011	2012

Growth Equity Fund	$133,583		$183,303	$197,635
Growth & Income Fund	$249,789		$341,025	$393,178
International Equity Fund	$407,422		$502,254	$428,010
Large-Cap Value Fund	$218,368		$284,959	$299,897
Small-Cap Equity Fund	$177,169		$283,436	$283,898
Stock Index Fund	$93,765		$108,396	$117,948
Social Choice Equity Fund	$39,748		$54,958	$61,566
Real Estate Securities Fund	$268,005		$387,220	$452,067
Bond Fund	$316,584		$436,987	$513,001
Money Market Fund	$56,683		$62,271	$58,542

*

The prior investment management agreement dated November 30, 1998 provided for a unitary fee structure under which Advisors provided or paid for virtually all services necessary for the Funds’ operations. As of May 1, 2010, the prior investment management agreement is no longer in effect.

OTHER SERVICES

          Additionally, Advisors provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds pursuant to an Administrative Services Agreement entered into on May 1, 2010. Under this agreement, the Funds pay to Advisors the allocated cost of certain compliance and administrative services that Advisors provides to the Funds on an at-cost basis. The table below reflects the amounts paid to Advisors by the Funds for these compliance and administrative services for the fiscal years ended December 31, 2011 and December 31, 2012:

	Fund Administration Fees			Compliance Fees

Fund Name	5/1/10– 12/31/10*	12/31/11	12/31/12	5/1/10– 12/31/10*	12/31/11	12/31/12

Growth Equity Fund	$15,634	$28,612	$30,201	$5,635	$10,471	$16,350
Growth & Income Fund	$29,951	$53,035	$58,932	$10,798	$19,500	$31,638
International Equity Fund	$42,169	$73,280	$58,572	$15,212	$26,996	$31,946
Large-Cap Value Fund	$26,017	$44,605	$44,605	$9,380	$16,376	$24,129
Small-Cap Equity Fund	$22,307	$42,361	$39,873	$8,047	$15,535	$21,524
Stock Index Fund	$70,707	$126,722	$133,039	$25,495	$46,651	$71,441
Social Choice Equity Fund	$14,556	$25,564	$27,705	$5,064	$9,586	$14,963
Real Estate Securities Fund	$30,104	$54,448	$61,062	$10,853	$20,035	$32,993
Bond Fund	$63,805	$99,625	$115,291	$22,969	$36,927	$62,366
Money Market Fund	$30,061	$42,270	$40,028	$10,833	$15,587	$21,708

*	Fund administration and compliance fees for the fiscal year ended December 31, 2010 reflect only a partial year of fees under the Administrative Services Agreement.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171, acts as custodian for each of the Funds. As custodian, State Street is responsible for the safekeeping of the Fund’s portfolio securities. State Street also acts as fund accounting agent for the Funds.

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA, 02110, serves as the independent registered public accounting firm of the Trust and audited the Funds’ financial statements for the fiscal year ended December 31, 2012.

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a Code of Ethics under Rule 204A-1 of the Advisers Act. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all statement confirmations and other brokerage account reports to a special compliance unit for review.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-29

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (60% weighting), ranking versus Morningstar peers (30%) and management/peer reviews (10% weighting).

          Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance (65%), peer review (15%), and manager-subjective ratings (20%).

          The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending

December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ prospectuses for more information regarding their benchmark indices. This five and three-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

          Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio managers listed in the prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts and the dollar range of equity securities owned in each of the Funds they manage, as of December 31, 2012 (except otherwise noted).

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund	*

Growth Equity Fund
Susan Hirsch	3	0	$18,017	$0	$0

Growth & Income Fund
Susan Kempler	1	0	$3,132	$0	$0
Thomas M Franks, CFA	3	0	$124,415	$0	$0

International Equity Fund
Shigemi (Amy) Hatta	1	0	$3,018	$0	$0
Christopher F. Semenuk	1	0	$3,018	$0	$0

Large-Cap Value Fund
Richard Cutler	2	0	$6,534	$0	$0
Athanasios (Tom) Kolefas, CFA	3	1	$21,738	$21	$0

Small-Cap Equity Fund
Adam Cao, CFA	2	1	$2,890	$47	$0
Michael S. Shing, CFA	2	1	$2,890	$47	$0

Stock Index Fund
Philip James (Jim) Campagna, CFA	12	0	$40,505	$0	$0
Anne Sapp, CFA	12	0	$40,505	$0	$0

Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	12	0	$40,505	$0	$0
Anne Sapp, CFA	12	0	$40,505	$0	$0

Real Estate Securities Fund
David Copp	1	0	$1,366	$0	$0
Brendan W. Lee	1	0	$1,366	$0	$0

Bond Fund
Joseph Higgins, CFA	3	0	$17,060	$0	$0
Steven Raab, CFA	4	0	$28,343	$0	$0
John M. Cerra	6	0	$31,999	$0	$0

Money Market Fund
Michael Ferraro	2	0	$12,780	$0	$0
Joseph Rolston	2	0	$12,780	$0	$0

*

Because shares of the Funds are sold only in offerings to insurance company separate accounts, portfolio managers cannot directly own shares in the Funds. In order to own shares in the Funds, a portfolio management team member would need to own a variable life insurance policy or variable annuity contract.

B-30	Statement of Additional Information ▪ TIAA-CREF Life Funds

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

          Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquid-

ity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

          Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

          IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-31

ADVISORS AND TIAA

          Advisors is a wholly owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of the State of New York. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and one of the largest retirement systems in the world, based on assets under management. As of December 31, 2012, TIAA’s total statutory admitted assets were approximately $237 billion; the combined net assets for CREF, TIAA and other entities within the TIAA-CREF organization totaled approximately $502 billion.

HISTORY AND DESCRIPTION OF THE FUNDS

          The Trust was organized as a Delaware statutory trust on August 13, 1998, and is registered with the SEC as an “open-end” management investment company. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the “Declaration”). A copy of the Trust’s Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the

Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of Trust’s business and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

          With regard to matters for which the 1940 Act requires a shareholder vote, the separate account which issues the variable contracts funded by the Funds, as the legal owner of the shares of the Funds, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate account prospectus, which accompanies this Prospectus, describing your contract and the separate account, for more information on your voting rights.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

B-32	Statement of Additional Information ▪ TIAA-CREF Life Funds

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

          Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

ADDITIONAL FUNDS

          Pursuant to the Declaration of Trust, the trustees may establish additional funds (technically, “series” of shares) in the Trust without shareholder approval. The establishment of additional funds does not affect the interests of current shareholders in the existing Funds.

PRICING OF SHARES

The share price of each Fund is determined based on the Fund’s NAV. The assets of each Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund for purposes of calculating the NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature, and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees at such intervals as it deems appropriate, to determine the extent,

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-33

if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a Fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the

Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectus.

BROKERAGE ALLOCATION

          Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the research. The valuation of such research may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients. Currently, some foreign brokerage commissions are fixed under local law and practice. There is, however, an ongoing trend in many countries to adopt a new system of negotiated commissions.

          Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker charging a proportional or fixed fee.

          Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with brokers who, through the use of commission-sharing arrangements, obtain

B-34	Statement of Additional Information ▪ TIAA-CREF Life Funds

research from other broker-dealers and research providers for the benefit of Advisors and its client or proprietary accounts.

          Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts.

          The following table shows the aggregate amount of brokerage commissions paid by the Funds to firms that provided research services during the fiscal year ended December 31, 2012. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Aggregate $ Amount of Commissions to Firms that Provided Research Services

Growth Equity Fund	$53,542
Growth & Income Fund	$142,500
International Equity Fund	$136,054
Large-Cap Value Fund	$74,281
Small-Cap Equity Fund	$567
Stock Index Fund	$937
Social Choice Equity Fund	$1,588
Real Estate Securities Fund	$105,045

          The aggregate amount of brokerage commissions paid by the Funds for the fiscal years ended December 31, 2010, 2011 and 2012 was as follows:

Fund	2010	2011	2012

Growth Equity Fund	$84,922	$62,409	$59,587
Growth & Income Fund	$143,581	$123,179	$155,401
International Equity Fund	$243,812	$243,865	$179,424
Large-Cap Value Fund	$108,820	$102,309	$82,530
Small-Cap Equity Fund	$27,134	$27,658	$30,670
Stock Index Fund	$2,595	$1,804	$1,971
Social Choice Equity Fund	$2,427	$1,531	$1,827
Real Estate Securities Fund	$86,762	$82,301	$109,658

          The increase in brokerage commissions in 2012 for the Real Estate Securities Fund was primarily the result of an increase in trading volume and an increase in options contract investments which typically carry higher commission charges than do trades in equity securities.

          During the fiscal year ended December 31, 2012, certain of the Funds acquired securities of certain of the regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents, where the parent derives more than 15% of its gross revenues from securities-related activities. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of December 31, 2012, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings (USD$)

Growth & Income Fund	Wells Fargo & Co	Wells Fargo & Co	1,629,361

	Citigroup Inc.	Citigroup Inc.	1,469,140

	Morgan Stanley	Morgan Stanley	828,948

	Goldman Sachs Group Inc.	Goldman Sachs Group Inc.	416,228

Fund	Broker	Parent	Holdings (USD$)

International Equity Fund	BNP Paribas	BNP Paribas	3,392,575

	Nomura Holdings	Nomura Holdings	9,785

Large Cap Value Fund	Wells Fargo & Co	Wells Fargo & Co	1,959,710

	Citigroup Inc.	Citigroup Inc.	1,369,844

	Bank of America Corp	Bank of America Corp	1,163,584

	JPMorgan Chase & Co	JPMorgan Chase & Co	1,152,014

	Morgan Stanley	Morgan Stanley	834,244

	State Street Corp	State Street Corp	472,027

	BB&T Corp	BB&T Corp	84,739

Small Cap Equity Fund	Susquehanna Bancshares	Susquehanna Bancshares	345,180

	Stifel Financial Corp	Stifel Financial Corp	246,169

	Piper Jaffray Cos	Piper Jaffray Cos	88,389

Stock Index Fund	Wells Fargo & Co	Wells Fargo & Co	2,182,359

	JPMorgan Chase & Co	JPMorgan Chase & Co	2,175,020

	Bank of America Corp	Bank of America Corp	1,622,828

	Citigroup Inc.	Citigroup Inc.	1,513,012

	Goldman Sachs Group Inc.	Goldman Sachs Group Inc.	818,808

	Morgan Stanley	Morgan Stanley	374,656

	State Street Corp	State Street Corp	297,432

	BB&T Corp	BB&T Corp	258,730

	Charles Schwab Corp	Charles Schwab Corp	210,905

	Fifth Third Bancorp	Fifth Third Bancorp	179,576

	Raymond James Financial	Raymond James Financial	55,599

	TD Ameritrade Holding	TD Ameritrade Holding	55,086

	Lazard Ltd-CL A	Lazard Ltd-CL A	43,268

	Jefferies Group Inc.	Jefferies Group Inc.	33,240

	Popular Inc.	Popular Inc.	25,572

	Susquehanna Bancshares Inc.	Susquehanna Bancshares	24,618

	Stifel Financial Corp	Stifel Financial Corp	21,612

	Piper Jaffray Cos	Piper Jaffray Cos	7,583

	KBW Inc.	KBW Inc.	6,457

	Investment Technology Grp	Investment Technology Grp	4,716

	FBR & Co	FBR & Co	2,527

	Knight Capital Group	Knight Capital Group	2,457

	Cowen Group	Cowen Group	2,176

	Oppenheimer Holdings	Oppenheimer Holdings	2,003

Social Choice Equity Fund	BB&T Corp	BB&T Corp	239,430

	State Street Corp	State Street Corp	181,506

	Charles Schwab Corp	Charles Schwab Corp	166,720

	Popular Inc.	Popular Inc.	17,547

          The Growth Equity, Real Estate Securities, Bond and Money Market Funds did not acquire any securities of their regular broker-dealers based on commissions paid in 2012.

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Parent	Holdings as of 12/31/12 (USD$)

Growth & Income Fund	Goldman Sachs Group	Goldman Sachs Group	416,228

International Equity Fund	Nomura Holdings	Nomura Holdings	9,616

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-35

          The Growth Equity, Large-Cap Value, Small-Cap Equity, Stock Index, Social Choice Equity, Real Estate Securities, Bond and Money Market Funds did not acquire any securities of their regular broker-dealers based on entities acting as principal in 2012.

DIRECTED BROKERAGE

          In accordance with the 1940 Act, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors personnel do not violate this policy of the Funds.

TAX STATUS

          Although the Trust is organized as a Delaware statutory trust, the Funds will not be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each Fund qualifies as a “regulated investment company” (“RIC”) for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the Funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.

          Each Fund has qualified and intends to continue to qualify as a RIC under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended. In general, to qualify as a RIC: (a) at least 90% of the gross income of the Fund for the taxable year must be derived from: (1) dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; and (2) net income derived from an investment in a “qualified publicly traded partnership;” (b) the Fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains and 90% of its tax exempt interest income (undistributed net income may be subject to tax at the Fund level); and (c) the Fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer and (ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

          If a Fund fails to qualify as a RIC, the Fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will consti-

tute ordinary income to the extent of the Fund’s available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the Fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.

          Each Fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98.2% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed or taxed in prior years in order to avoid a federal excise tax. Each Fund intends to make the required distributions, but it cannot guarantee that it will do so. Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the Internal Revenue Service (“IRS”) has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

          This discussion of the tax treatment of the Funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contractowners should consult their tax advisers to determine the tax treatment of their investment.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Managing Director, General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

          The financial statements for the fiscal year ended December 31, 2012 incorporated by reference in this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so incorporated in reliance on the report of such firm given on its authority as experts in accounting and auditing.

B-36	Statement of Additional Information ▪ TIAA-CREF Life Funds

OTHER INFORMATION

          This Statement of Additional Information and the Prospectus for the Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which have been filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS

          The audited financial statements of the Funds are incorporated herein by reference to the Trust’s Annual Report on Form N-CSR for the fiscal year ended December 31, 2012. These financial statements have been filed with the SEC and the reports have been provided to separate account contractowners. The Funds will furnish you, without charge, another copy of the Annual Report on request.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-37

APPENDIX A: TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

I. INTRODUCTION

Purpose and Applicability of Policy Statement

          The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association–College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

          The policies and principles herein apply to publicly-traded operating companies and may not be directly applicable to open-end investment companies or privately-held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly-traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why We Focus on Corporate Governance

          TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

          We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

          Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.

          Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

          For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

          In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

          The repeated corporate crises of the last decade (such as options-back dating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

          In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

II. TIAA-CREF’S CORPORATE GOVERNANCE PROGRAM

A. Introduction

          The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

          TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance Activities

1. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources

B-38	Statement of Additional Information ▪ TIAA-CREF Life Funds

to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

          TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impacts their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

          As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

•	submitting shareholder resolutions
•	withholding or voting against one or more directors
•	requesting other investors to support our initiatives
•	engaging in collaborative action with other investors
•	engaging in public dialogue and commentary
•	supporting an election contest or change of control transaction
•	conducting a proxy solicitation
•	seeking regulatory or legislative relief
•	commencing or supporting litigation
•	pursuing other enforcement or compliance remedies

          TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

          Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought Leadership

          In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.
3.

TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.
6.

TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International Corporate Governance

          With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to

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protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

•	Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.
•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.
•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.
•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.
•	Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.
•	Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.
•	Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. SHAREHOLDERS’ RIGHTS AND RESPONSIBILITIES

A. Introduction

          TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly-traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

          Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally Applicable Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly-traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically asses the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.
4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

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7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other anti-takeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9.

Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

10.

Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This is particularly problematic in many foreign markets.

11.

Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12.

Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder Responsibilities

          As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1.

Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2.

Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3.

Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4.

Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5.

Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the life blood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

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6.

Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7.

Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8.

Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly-traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9.

Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. CORPORATE GOVERNANCE PRINCIPLES

A. Introduction

          TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of Portfolio Companies

1. The Board of Directors

          The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board Membership

1.

Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

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2.	Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.
3.

Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4.

Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5.

Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include, current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6.

Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director Elections

TIAA-CREF has adopted the following policy on director elections:
1.	Directors should be elected annually by a majority rather than a plurality of votes cast.*
2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”
3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*
4.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5.	Amendments to a company’s director election standards should be subject to a majority vote of shareholders.
* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director Nomination

1.	Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.
2.

Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3.

Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4.

Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board Responsibilities

1.

Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2.

Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3.

CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4.	Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy

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should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board Operation

1.

Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2.

Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3.

Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4.

Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty of loyalty) has occurred, then directors should not be indemnified.

5.

Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counter balance to the CEO/chair.

Board Organization

          Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

          The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

          The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

          In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

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TIAA-CREF has adopted the following principles for committees of the board:
1.

Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2.	Each committee should have the power to hire independent experts and advisors.
3.	Each committee should report to the full board on the issues and decisions for which it is responsible.
4.	Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive Compensation

          Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

          We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

          However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General Principles

Executive compensation should be based on the following principles:
1.

Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3.	Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.
4.

Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5.	Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.
6.

The board should not unduly rely on comparative industry data and other outside surveys to make compensation determinations; especially if such information is inconsistent with the company’s compensation philosophy.

7.	Compensation Committees should work only with consultants who are independent of management.
8.	Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.
9.	Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.
10.

If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles Specific to Equity-Based Compensation Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:
1.

The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2.	All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.
3.

Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-45

6.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.
7.	Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.
8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.
10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12.

Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation Discussion and Analysis

A company’s compensation disclosure should be based on the following principles:
1.	The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.
2.	The disclosure should explain how the program seeks to identify and reward the value added by management.
3.	The disclosure should identify how compensation is linked to long-term sustainable value creation.
4.	Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.
5.	When possible, charts should be used in conjunction with narratives to enhance comprehension.
6.

When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7.	Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.
8.

Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9.	Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.
10.	Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.
11.

If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. ENVIRONMENTAL AND SOCIAL ISSUES

A. Introduction

          As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

          We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of Concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and Health

          We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

	•	A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;
•

Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

	•	Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources

B-46	Statement of Additional Information ▪ TIAA-CREF Life Funds

present long-term challenges and uncertainties for businesses; and
•	Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

          Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human Rights

          Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

          The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

          Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

          In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and Non-Discrimination

          Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

          Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and Corporate Political Influence

          Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

          Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product Responsibility

          Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-47

APPENDIX A: PROXY VOTING GUIDELINES

A. Introduction

          TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for Board-Related Issues

Policy Governing Votes on Directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:
•

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate anti-takeover devices, and unjustified dismissal of auditors.

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.
• When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.
• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Contested Elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority Vote for the Election of Directors:

          General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish Specific Board Committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual Election of Directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for Other Governance Issues

Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

B-48	Statement of Additional Information ▪ TIAA-CREF Life Funds

Supermajority Vote Requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-Class Common Stock and Unequal Voting Rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to Call a Special Meeting:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to Act by Written Consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover Devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:
• Whether the company has demonstrated a need for anti-takeover protection;
• Whether the provisions of the device are in line with generally accepted governance principles;
• Whether the company has submitted the device for shareholder approval; and
• Whether the proposal arises in the context of a takeover bid or contest for control.
TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

          General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for Compensation Issues

Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:
•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•	Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.
•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-49

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder Resolutions on Executive Compensation:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory vote on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden Parachutes:

          General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachutes proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for Environmental and Social Issues

          As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on Ecosystems:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and Non-Discrimination:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s non-discrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global Human Rights Codes of Conduct:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate Political Influence:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.
•

TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal Welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

B-50	Statement of Additional Information ▪ TIAA-CREF Life Funds

Product Responsibility:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory Lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:
•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

• TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

TIAA-CREF Life Funds ▪ Statement of Additional Information	B-51

730 Third Avenue New York, NY 10017-3206

A11834 (5/13)

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PART C: OTHER INFORMATION

Item 28. Exhibits

(a)	(1) Amended and Restated Declaration of Trust, dated as of August 13, 1998. (1)

(2) Amendment to Declaration of Trust dated November 12, 1998. (11)

(3) Instrument dated February 9, 2002 Amending Declaration of Trust to add Growth Equity, Growth & Income, International Equity, and Social Choice Equity Funds as series of the Trust. (16)

(4) Instrument dated May 22, 2002 Amending Declaration of Trust to add Large-Cap Value, Small-Cap Equity, and Real Estate Securities Funds as series of the Trust. (3)

(4) Amendment to Declaration of Trust dated as of October 2, 2006. (8)

(b)	N/A

(c)	N/A

(d)	(1) Investment Management Agreement for Registrant by and between Registrant and Teachers Advisors, Inc. (“Advisors”), dated as of November 30, 1998 (the “Investment Management Agreement”). (1)

(2) Amendment to the Investment Management Agreement, dated February 29, 2000. (11)

(3) Amendment to the Investment Management Agreement, dated September 3, 2002. (3)

(4) Amendment to the Investment Management Agreement, dated as of May 1, 2003. (4)

(5) Form of Investment Advisory Agreement for TIAA-CREF Life Funds by and between Registrant and Teachers Advisors, Inc. (“Advisors”), dated as of May 1, 2010 (the “ Advisory Agreement”). (13)

(6) Form of Administrative Services Agreement for TIAA-CREF Life Funds by and between Registrant and Advisors, dated as of May 1, 2010. (13)

(7) Form of Expense Reimbursement Agreement for TIAA-CREF Life Funds by and between Registrant and Advisors, dated as of May 1, 2010. (13)

(8) Expense Reimbursement Agreement for TIAA-CREF Life Funds by and

between Registrant and Advisors, dated as of January 1, 2012. (16)

(9) Expense Reimbursement Agreement for TIAA-CREF Life Funds by and between Registrant and Advisors, dated as of May 1, 2012. (16)

(10) Amended and Restated Administrative Services Agreement for TIAA-CREF Life Funds by and between the Registrant and with Advisors, dated as of January 2, 2012. (16)

(11) Form of Expense Reimbursement Agreement for TIAA-CREF Life Funds by and between Registrant and Advisors, dated as of May 1, 2013. *

(e)	(1) Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company (“TC Life”) and Teachers Personal Investors Services, Inc. (“TPIS”), dated as of November 20, 1998. (1)

(2) Amendment to Participation/Distribution Agreement between Registrant, TC Life and TPIS, dated as of October 19, 2004. (6)

(3) Amendment to Participation/Distribution Agreement between Registrant, TC Life and TPIS, dated as of September 15, 2005. (7)

(4) Shareholder Information Agreement between TC Life and TPIS dated as of April 2, 2007. (8)

(f)	(1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and Registrant Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan, as of January 1, 1998, as amended. (5)

(2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and Registrant Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan, as of June 1, 1998, as amended. (5)

(3) TIAA-CREF Non-Employee Trustee and Member Long-Term Compensation Plan(10)

(4) TIAA-CREF Non-Employee Trustee and Member Deferred Compensation Plan(10)

(g)	Master Custodian Agreement dated November 20, 2007 between Registrant, State Street Bank and Trust Company (“State Street”) and certain other parties thereto. (10)

(h)	(1) Investment Accounting Agreement dated November 20, 2007 between Registrant, State Street and certain other parties thereto. (10)

(2) Form of Transfer Agency and Service Agreement between Registrant and Boston Financial Data Services, Inc. (14)

(i)	Opinion and Consent of Jonathan Feigelson, Esq. *

(j)	(1) Consent of Dechert LLP *

(2) Consent of PricewaterhouseCoopers LLP *

(k)	Omitted Financial Statements.(9)

(l)	(1) Seed Money Agreements, dated November 30, 1998 and February 29, 2000. (2)

(2) Seed Money Agreement, dated as of August 1, 2002. (3)

(m)	N/A

(n)	N/A

(p)	Code of Ethics and Policy Statement on Personal Trading (For the TIAA-CREF Funds and Certain Related Entities). (15)

(1)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on December 9, 1998.
(2)	Incorporated herein by reference to Post-Effective Amendment No. 3 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on March 28, 2000.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on October 25, 2002.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 9 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 29, 2003.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 10 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 30, 2004.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 12 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on May 2, 2005.
(7)	Incorporated herein by reference to Post-Effective Amendment No. 13 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on May 1, 2006.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 14 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 23, 2007.
(9)	Incorporated herein by reference to the Form N-CSR of the Registrant as filed with the Commission on March 7, 2008.
(10)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 21, 2008.
(11)	Incorporated herein by reference to Post-Effective Amendment No. 15 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 23, 2009.
(12)	Incorporated herein by reference to Post-Effective Amendment No. 17 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on March 2, 2010.
(13)	Incorporated herein by reference to Post-Effective Amendment No. 18 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 22, 2010.
(14)	Incorporated herein by reference to Post-Effective Amendment No. 19 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 22, 2011.
(15)	Incorporated herein by reference to Post-Effective Amendment No. 21 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on May 13, 2011.
(16)	Incorporated herein by reference to Post-Effective Amendment No. 22 to the initial registration statement on Form N-1A (File No. 333-61759) as filed with the Commission on April 30, 2012.

*	Filed herewith

Item 29. Persons Controlled by or Under Common Control with the Fund

The Registrant disclaims any assertion that its investment adviser, Teachers Advisors, Inc. (“Teachers Advisors”), or the parent company or any affiliate of Teachers Advisors directly or indirectly controls the Registrant or is under common control with the Registrant. Additionally, the Board of Trustees of the Registrant is the same as the board of other TIAA-CREF Funds, each of which has Teachers Advisors, or an affiliate, as its investment adviser. In addition, the Registrant and the other TIAA-CREF Funds have some officers in common. Nonetheless, the Registrant takes the position that it is not under common control with the other TIAA-CREF Funds because the power residing in the Funds’ respective boards and officers arises as the result of an official position with the respective investment companies.

Item 30. Indemnification

As a Delaware statutory trust, Registrant’s operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the “Declaration of Trust”). Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Statutory Trust Act

(the DSTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant’s Declaration of Trust expressly provides that it has been organized under the DSTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant’s shareholders could be subject to personal liability.

To protect Registrant’s shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant’s business and the nature of its assets, the risk of personal liability to a shareholder is remote.

The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 (“the “Securities Act”) may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Securities Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Adviser

Advisors also provides investment management services to TIAA-CREF Funds, TIAA Separate Account VA-1 and certain unregistered funds. The directors of Advisors are Carol Deckbar, Phillip Goff, Thomas Garbutt, John Panagakis and William Wilkinson, who are also Managers of TIAA-CREF Investment Management, LLC, which is a wholly owned investment adviser subsidiary of TIAA and manages the investment accounts of the College Retirement Equities Fund and which is also located 730 Third Avenue, New York, NY 10017-3206.

Item 32. Principal Underwriters

Teachers Personal Investors Services, Inc. (“TPIS”) acts as the principal underwriter for the Registrant. TPIS also acts as the principal underwriter for TIAA Separate Account VA-1 and the TIAA-CREF Funds, as well as for certain separate accounts of TIAA-CREF Life Insurance Company that offer variable products.

The directors of TPIS are Keith Rauschenbach, Douglas Chittenden, Timothy Walsh, Catherine McCabe and Kevin O’Leary. The officers of TPIS are as follows:

Name and Principal Business Address*	Positions and Offices with Underwriter	Positions and Offices with Registrant
Keith Henry Rauschenbach	President and Chief Executive Officer	None
William Bair	Chief Financial Officer	None
Ilene Linda Shore	Chief Operating Officer	None
Brian Michael Moran	Chief Compliance Officer	None
Michael Phillips	Chief Legal Officer and Assistant Secretary	None
Steven Collier	Senior Vice President, Head of Tax	None
Linda Dougherty	Controller	None
Marjorie Pierre-Merritt	Secretary	None
Jorge Gutierrez	Treasurer	None
Jennifer Sisom	Assistant Treasurer	None
John George Panagakis	Vice President	None
Kevin John Maxwell	Vice President	None
Mark Campissano	Vice President	None
Edward Moslander	Vice President	None
Thomas Dudek	Anti-Money Laundering Compliance Officer	None
Stewart P. Greene	Managing Director General Counsel, Asset Management Assistant Secretary	None
Janet Acosta	Assistant Secretary	None
Ann Medeiros	Assistant Secretary	None

Jamin Jenkins	Assistant Secretary, Corporate Tax	None
Gail Clinton	Assistant Secretary, Corporate Tax	None
Nicholas Cifelli	Assistant Secretary, Corporate Tax	None
Henry Atkinson	Assistant Secretary, Corporate Tax	None

* The business address of all directors and officers of TPIS is 730 Third Avenue, 12th Floor, New York, NY 10017-3206.

Additional information about the officers of TPIS can be found on Schedule A of Form BD for TPIS, as currently on file with the Commission (File No. 8-47051).

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained at the Registrant’s home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant, and at the offices of the Registrant’s custodian, State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, MA 02111. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918 and CitiStorage, 5 North 11th Street, Brooklyn, NY 11211.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA-CREF Life Funds certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2013.

TIAA-CREF LIFE FUNDS

By:	/s/ Roger W. Ferguson, Jr.
Name: Roger W. Ferguson, Jr.
Title: Principal Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Roger W. Ferguson, Jr.	Principal Executive Officer and	April 30, 2013
Roger W. Ferguson, Jr.	President
(Principal Executive Officer)

/s/ Phillip G. Goff	Principal Financial Officer,	April 30, 2013
Phillip G. Goff	Principal Accounting Officer
and Treasurer
(Principal Financial and
Accounting Officer)

SIGNATURE OF TRUSTEE	DATE	SIGNATURE OF TRUSTEE	DATE

*		*
Nancy A. Eckl	April 30, 2013	Thomas J. Kenny	April 30, 2013

*		*
Forrest Berkley	April 30, 2013	Bridget A. Macaskill	April 30, 2013

*		*
Michael A. Forrester	April 30, 2013	James M. Poterba	April 30, 2013

*		*
Howell E. Jackson	April 30, 2013	Maceo K. Sloan	April 30, 2013

*		*
Nancy L. Jacob	April 30, 2013	Laura T. Starks	April 30, 2013

/s/ Stewart P. Greene
Stewart P. Greene as attorney-in-fact	April 30, 2013

*Signed by Stewart P. Greene pursuant to powers of attorney previously filed with the Securities and Exchange Commission.

EXHIBIT LIST

(d)(11) Form of Expense Reimbursement Agreement for TIAA-CREF Life Funds by and between Registrant and Advisors, dated as of May 1, 2013.

(i)	Opinion and Consent of Jonathan Feigelson

(j)	(1) Consent of Dechert LLP

(2) Consent of PricewaterhouseCoopers LLP